UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

American Battery Technology Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Battery Technology Company
100 Washington Street, Suite 100

Reno, NV 89503

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on November 12, 2026

September 21, 2026

Dear Shareholders:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of American Battery Technology Company (“we,” “us” or the “Company”), on November 12, 2026, beginning at 12:00 p.m. Pacific Time, for the following purposes:

1.	To elect five directors to the Company’s Board of Directors (the “Board”) to serve until their respective successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2027;

3.	To conduct a non-binding advisory vote approving executive compensation;

4.	To approve the American Battery Technology Company 2026 Equity Incentive Plan; and

5.

To approve one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting.

The Annual Meeting will be a virtual meeting of shareholders.

You may attend the online meeting and vote your shares electronically during the Annual Meeting via the internet by visiting: www.virtualshareholdermeeting.com/ABTC2026. We recommend that you log in at least fifteen minutes before the start of the Annual Meeting to ensure that you are logged in when the Annual Meeting starts.

The Board has fixed September 14, 2026, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. At the close of business on the Record Date, 142,577,758 shares of the Company’s common stock were issued and outstanding. The presence, virtually or by proxy, of the holders of at least 33 1/3 percent of the Company’s shares entitled to vote at any meeting of stockholders as of the Record Date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof.

We will be using the “Notice and Access” method of providing proxy materials to you via the internet. On or about September 25, 2026, we will mail to our shareholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2026 Annual Report on Form 10-K for the fiscal year ended June 30, 2026, and vote electronically via the internet. This Notice also contains instructions on how to receive a printed copy of your proxy materials. Only shareholders of record at the close of business on the Record Date are entitled to notice and to vote at the Annual Meeting.

You may vote over the internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.

Sincerely,

Ryan Melsert, Chief Executive Officer

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 2026:

Copies of this Notice, the Proxy Statement following this Notice and the Annual Report to

Shareholders are available at www.proxyvote.com

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PROXY STATEMENT

Our Board of Directors (the “Board”) has made this Proxy Statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of American Battery Technology Company (“we,” “us,” “American Battery,” or the “Company”) to be held online on November 12, 2026, beginning at 12:00 p.m. Pacific Time, and at any postponements or adjournments of the Annual Meeting. As a shareholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE MEETING

This Proxy Statement is furnished to the shareholders of the Company beginning on or about September 25, 2026, in connection with the solicitation of proxies by our Board of Directors (the “Board”) to be voted at the Annual Meeting that will be held virtually on November 12, 2026, beginning at 12:00 p.m. Pacific Time, or at any postponements thereof.

How can I attend the virtual Annual Meeting?

The Annual Meeting will be online and will be a completely virtual meeting of shareholders held at www.virtualshareholdermeeting.com/ABTC2026. This decision was made based on our desire to facilitate participation of shareholders in the Annual Meeting wherever they may be located.

All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote your shares by internet, telephone or signing and returning the enclosed proxy or other voting instruction form.

The internet address to attend and vote at the Annual Meeting is
www.virtualshareholdermeeting.com/ABTC2026

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting. We recommend that you log in at least fifteen minutes before the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials over the internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners as of September 14, 2026 (the “Record Date”). The mailing of the Notice to our shareholders is scheduled to begin on or about September 25, 2026. All shareholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended June 30, 2026 (the “Annual Report”), on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. Shareholders may also request to receive proxy materials and our Annual Report in printed form by mail, electronically by email or by telephone on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

●	View our proxy materials for the Annual Meeting and our Annual Report on the internet; and

●	Instruct us to send our future proxy materials to you electronically by email.

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Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. Shareholders may also request to receive proxy materials and our Annual Report in printed form by mail, electronically by email or by telephone on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email prior to our next shareholder meeting with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the purpose of the meeting?

At our Annual Meeting, shareholders will act upon the matters disclosed in the notice of 2026 Annual Meeting of Shareholders that accompanies this proxy statement. These include:

●	To elect five directors to the Board to serve until their respective successors have been elected and qualified (the “Election of Directors Proposal”);

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2027 (the “Auditor Ratification Proposal”);

●	To conduct a non-binding advisory vote approving executive compensation (the “Say-on-Pay Proposal”);

●	To approve the American Battery Technology Company 2026 Equity Incentive Plan (“Equity Plan Proposal”); and

●	To approve one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Annual Meeting (the “Adjournment Proposal”).

How does the Board recommend that I vote?

The Board named in this proxy statement recommends a vote:

●	FOR each of the directors named in the Election of Directors Proposal;

●	FOR the Auditor Ratification Proposal;

●	FOR the Say-on-Pay Proposal;

●	FOR the Equity Plan Proposal;

●	FOR the Adjournment Proposal; and

●	To transact any other business that may properly come before the meeting.

Who is entitled to vote at the meeting?

If you were a shareholder of our common stock at the close of business on the Record Date, you are entitled to vote at the meeting. As of the Record Date, 142,577,758 shares of common stock were outstanding and eligible to vote.

What is the difference between a shareholder of record and a street name holder?

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of those shares, and your shares are held in street name.

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What are the voting rights of the shareholders?

Holders of common stock are entitled to one vote per share on all matters properly brought before the Annual Meeting.

Therefore, a total of 142,577,758 votes are entitled to be cast at the meeting with respect to the election of each of the five directors and with respect to each of the other proposals.

How many shares must be present to hold the meeting?

A quorum is necessary to hold the meeting and conduct business. The holders of at least 33 1/3 percent of the Company’s shares entitled to vote at any meeting of stockholders as of the close of business on the Record Date, represented either in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes count as present for establishing a quorum. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

What if I do not specify a voting choice for a proposal when returning a proxy?

Proxies or other voting instruction forms that are signed and returned without voting instructions will be voted in accordance with the recommendations of the Board. The Board recommends that shareholders vote FOR each of the directors named in the Election of Directors Proposal and FOR each other proposal presented at the Annual Meeting.

How are proxies solicited and what is the cost?

The Company will bear all expenses incurred in connection with the solicitation of proxies on behalf of the Company and printing, filing and mailing this proxy statement.

Additionally, some of our directors, officers and regular employees may solicit proxies on behalf of the Company personally or by telephone, letter, facsimile or email. These directors, officers and employees will not be paid additional remuneration for their efforts but may be reimbursed for out-of-pocket expenses incurred in connection therewith. We will request brokers, custodians, nominees and other record holders to forward copies of this proxy statement and related soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse these holders for their reasonable out-of-pocket expenses.

How do I vote my shares by proxy?

If you are a shareholder of record, you may give a proxy to be voted at the meeting either:

●	through the internet, by following the instructions provided in the proxy card;

●	by telephone, by following the instructions provided in the proxy card; or

●	by completing, signing and dating the proxy card and returning it in the envelope provided.

If you hold shares beneficially in street name, you may also vote by proxy over the internet, by mail or by telephone by following the instructions in the voting instruction card provided to you by your broker, bank, trustee or nominee.

The telephone and internet voting procedures have been set up for your convenience. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly.

What does it mean if I receive more than one proxy card or voting instruction card?

Many of our shareholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please mark, sign, date and return or otherwise submit your proxy with respect to each proxy card to ensure that all of your shares are voted.

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What vote is required for the proposals to be approved?

The following sets forth the votes that are required from the holders of common stock to approve each of the proposals, and the impact of abstentions and broker non-votes:

Proposal No.	Proposal	Vote Required	Abstentions and Broker Non-Votes, if any
1	Election of Directors Proposal	Directors shall be elected by a plurality of the votes of the shares, present in person or represented by proxy, and entitled to vote. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast in person or by proxy) will be elected as directors.	Abstentions and broker non-votes will not count as votes cast on the proposal and will therefore not affect the outcome of the vote.

2	Auditor Ratification Proposal	The number of “FOR” votes cast in favor of the action exceeds the number of “AGAINST” votes cast in opposition to the action.

Abstentions will not count as votes cast on the proposal and will therefore not affect the outcome of the vote.

Brokers have discretionary authority and may vote on the proposal without having instructions from the beneficial owners or persons entitled to vote thereon; therefore we do not expect there to be broker non-votes with respect to this proposal.

3	Say-on-Pay Proposal	The number of “FOR” votes cast in favor of the action exceeds the number of “AGAINST” votes cast in opposition to the action.	Abstentions and broker non-votes will not count as votes cast on the proposal and will therefore not affect the outcome of the vote.

4	Equity Plan Proposal	The number of “FOR” votes cast in favor of the action exceeds the number of “AGAINST” votes cast in opposition to the action.	Abstentions and broker non-votes will not count as votes cast on the proposal and will therefore not affect the outcome of the vote.

5	Adjournment Proposal	The number of “FOR” votes cast in favor of the action exceeds the number of “AGAINST” votes cast in opposition to the action.

Abstentions will not count as votes cast on the proposal and will therefore not affect the outcome of the vote.

Brokers have discretionary authority and may vote on the proposal without having instructions from the beneficial owners or persons entitled to vote thereon; therefore we do not expect there to be broker non-votes with respect to this proposal.

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How are votes counted and what is a “broker non-vote”?

Shareholders may either vote FOR or WITHHOLD authority to vote on each nominee in the Election of Directors Proposal. Shareholders may vote FOR, AGAINST or ABSTAIN on each of the other proposals.

If you vote ABSTAIN or WITHHOLD, your shares will be counted as present at the meeting for the purposes of determining a quorum. If you WITHHOLD authority to vote for one or more directors, or if you ABSTAIN from voting on any of the other proposals, it will have the effect noted in the table above.

A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Annual Meeting will be deemed present at the Annual Meeting for purposes of determining whether the necessary quorum exists but will not be considered entitled to vote on the non-routine proposals.

We understand that the Auditor Ratification Proposal and Adjournment Proposal are considered “routine” proposals under the applicable rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on such proposals, even if the broker or other nominee does not receive voting instructions from you. With respect to the Election of Directors Proposal, Say-on-Pay Proposal and Equity Plan Proposal your broker or nominee may not vote your shares without receiving voting instructions from you.

What if I do not specify a choice for a matter when returning a proxy?

Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares:

●	FOR the election of each of the Board’s nominees: Ryan Melsert, Elizabeth Lowery, Susan Yun Lee, D. Richard (Rick) Fezell and Lavanya Balakrishnan;

●	FOR the Auditor Ratification Proposal;

●	FOR the Say-on-Pay Proposal;

●	FOR the Equity Plan Proposal; and

●	FOR the Adjournment Proposal.

If any other matters come up for a vote at the meeting, the proxy holders will vote the shares they are entitled to vote, according to the recommendations of the Board, or, if there is no recommendation, at their own discretion.

May I change my vote?

If you are a shareholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the internet up until 11:59 p.m., Eastern Time on November 11, 2026, (ii) attending the Annual Meeting and voting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 12:00 p.m., Pacific Time, on November 12, 2026. Such written notice of revocation or subsequent proxy card should be sent to the Company’s principal executive offices at 100 Washington Street, Suite 100, Reno, NV 89503, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.

How can a shareholder get a copy of the Company’s 2026 Form 10-K?

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended June 30, 2026, including the consolidated financial statements (and excluding exhibits, which are available for a reasonable fee), by written request to our Corporate Secretary, 100 Washington Street, Suite 100, Reno, NV 89503. Our Form 10-K is also available on our website in the “Investor Relations—SEC Filings” section of our website at www.americanbatterytechnology.com. The information contained on our website and any references to our website in this Proxy Statement are not incorporated by reference in, or considered part of, this Proxy Statement.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS proposAL

Overview

The Corporate Governance and Nominating Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a Board with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1) The appropriate size of the Board;

(2) The Company’s needs with respect to the particular talents and experience of its directors; and

(3) The knowledge, skills, and experience of nominees, including experience in technology, business, finance, administration, and/or public service.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning shareholder recommendations of nominees for director to the Nominating Committee. The absence of such a policy does not mean, however, that such recommendations will not be considered. Shareholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, American Battery Technology Company, 100 Washington Street, Suite 100, Reno, Nevada 89503, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors, or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee, or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Our Nominating Committee currently consists of Elizabeth Lowery, Lavanya Balakrishnan, and Susan Yun Lee, with Ms. Lowery serving as the chairman.

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The Nominating Committee has recommended, and the Board has nominated, Ryan Melsert, Elizabeth Lowery, Susan Yun Lee, Rick Fezell, and Lavanya Balakrishnan as nominees for election as members of our Board at the 2026 Annual Meeting for a period of one year or until each such director’s respective successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2026 Annual Meeting, five directors will be elected to the Board. The following table sets forth the nominees for directors on the Board. Certain biographical information about the nominees as of the Record Date can be found below in the section titled “Corporate Governance and Board Matters.”

Name	Age	Position	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Director since

Ryan Melsert	44	CEO, CTO, Director				2020
Elizabeth Lowery	70	Director	*	*	C	2022
Susan Yun Lee	46	Director		C	*	2024
Rick Fezell	66	Chairman of the Board, Director	C	*		2022
Lavanya Balakrishnan	43	Director	*	*	*	2025

C Chair

* Member

Qualification of Directors

The Nominating Committee believes that each of the directors named above has the necessary qualifications to be a member of the Board. The Nominating Committee believes that each director brings a strong background and skill set to the Board, giving the Board as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and industry experience.

Vote Required and Recommendation of the Board

Directors are elected by plurality of the votes cast at the Annual Meeting. If a quorum is present and voting at the Annual Meeting, the five nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

Only votes “FOR” will affect the outcome. Broker non-votes and withheld votes will have no effect on this proposal, as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” EACH OF THE BOARD’S DIRECTOR NOMINEES AS DESCRIBED UNDER THIS PROPOSAL NO. 1: ELECTION OF DIRECTORS PROPOSAL

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CORPORATE GOVERNANCE AND BOARD MATTERS

Directors and Executive Officers of the Company

Name	Age	Positions
Ryan Melsert	44	CEO, CTO, Director
Susan Yun Lee[2,3]	46	Director
Rick Fezell[1,3]	66	Chairman, Director
Elizabeth Lowery[1,2,3]	70	Director
Lavanya Balakrishnan[1,2,3]	43	Director
Alejandro Flores Arteaga	51	Chief Financial Officer
Steven Wu	37	Chief Operating Officer

1)	Member of Audit Committee
2)	Member of Corporate Governance and Nominating Committee
3)	Member of Compensation Committee

Ryan Melsert, CEO, CTO, Director

Mr. Melsert, age 44, is the CEO, CTO, and Director at American Battery Technology Company, overseeing all aspects of the Company’s battery metal extraction and lithium-ion battery recycling divisions. Mr. Melsert specializes in the development and scale-up of highly innovative first-of-kind systems. This development process consists of fundamental conceptual design, rigorous thermodynamic and process modeling, design and fabrication of bench-scale prototypes, construction and operation of integrated pilot systems, and implementation of commercial-scale systems. Joining the Company in September 2019, Mr. Melsert has been accelerating the development and implementation of the Company’s proprietary battery metal extraction technologies and battery recycling programs with the planning and construction of a multi-functional facility.

From May 2015 to March 2019 Mr. Melsert worked at Tesla as one of the founding members of the battery manufacturing Gigafactory design team, and subsequently as an R&D Manager for the Battery Materials Processing group. He founded and led this cross-functional team of mechanical and chemical engineers who implemented first-principles design to develop novel first-of-kind systems for the extraction, purification, and synthesis of precursor and active battery materials. This development scope included the fundamental conceptual design, rigorous thermodynamic and process modeling, design and fabrication of bench-scale prototypes, construction and operation of integrated pilot systems, and implementation of commercial scale systems for the processing of battery materials. “During this time Mr. Melsert was awarded 5 different patents. From April 2013 to May 2015, Mr. Melsert served as R&D Manager, Advanced Energy & Transportation Technologies for Southern Research where he led a project team of 5-10 chemical/mechanical engineers in fundamental design of first-of-kind systems throughout energy systems field. While there Mr. Melsert wrote and won several DOE grants in addition to winning the company-wide “Invention of the Year” 2015, presented at ARPA-E Innovation Summit. His education includes an MS in Mechanical Engineering and an MBA from Georgia Tech awarded in 2007 and 2011, respectively, and a BS in Mechanical Engineering with Minors in Engineering Mechanics, French, and International Studies from Penn State University awarded in 2004.

There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Melsert (or any member of his immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The appointment of Mr. Melsert was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity. The Board believes that Mr. Melsert’s unique expertise regarding battery metal extraction, battery recycling programs, and the development and scale-up of first-of-kind systems, along with his extensive experience with respect to the Company’s operations, qualifies him to serve as a director.

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Susan Yun Lee, Director

Ms. Lee, age 46, advises select foundations, families, and institutions on investment strategy, structure, policies, and governance. She is a multi-asset class investor with experience investing in funds, private companies, public stocks, options, and derivatives across public equities, private equity, venture capital, real assets, credit, fixed income, and hedge fund strategies.

Currently, Ms. Lee serves as the Chief Investment Officer for the Clif Family Foundation and Partner at White Road Capital, a single family office. Previously, she managed investment assets for The Broad Foundations and family office. Earlier, Ms. Lee built and led a private equity, private credit, and venture capital investment practice and advised endowments and foundations on overall portfolio asset allocation and implementation strategies as a Partner at Angeles Investment Advisors. She has also made direct investments in private companies and worked with portfolio companies on growth and capital financings as a private equity investor at Black Canyon Capital and Vintage Capital Partners. Earlier in her career, Ms. Lee developed and implemented strategy at Fortune 500 companies while at Bain & Company and The Walt Disney Company.

Ms. Lee has an M.B.A from Harvard Business School where she earned honors and was a Toigo Fellow. She graduated with a B.A. in economics from Stanford University, Phi Beta Kappa and with multiple awards. Ms. Lee serves as an independent board director for Crescent Capital and American Battery Technology Company and serves on the investment committee of the Library Foundation.

There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Lee (or any member of her immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The appointment of Ms. Lee was not pursuant to any arrangement or understanding between her and any person, other than a director or executive officer of the Company acting in his or her official capacity. The Board believes that Ms. Lee’s expertise regarding investment strategy, structure, policies, and governance qualifies her to serve as a director.

Rick Fezell, Chairman of the Board

Spanning a distinguished 35-year career as a former auditor, senior partner, and Vice Chairman at Ernst & Young (EY), Mr. Fezell, age 66, held multiple leadership roles at the industry, regional, and executive committee levels for EY, providing deep knowledge of financial reporting, risk management, and market-leading growth strategies to large public multinationals as well as emerging growth and newly public companies.

He was Vice Chair and Managing Partner of the firm’s Central Region, responsible for a $3 billion business across all service lines that included over 7,000 professionals in 17 offices. While serving as the Americas Vice Chair for Markets, Mr. Fezell oversaw growth for a $15 billion practice. Prior to his retirement from EY in 2020, Mr. Fezell served as the Americas Leader for EY’s alliance with Microsoft, at the forefront of transformation and digitalization and responsible for product development, investment allocations and joint go-to-market strategies to help drive digital platform services growth at both EY and Microsoft.

Mr. Fezell has served on the board of many community and higher education organizations including The United Way, the Civic Committee of The Commercial Club of Chicago, the Markkula Center for Applied Ethics at Santa Clara University, the Orfalea School of Business at Cal Poly San Luis Obispo and Perspectives Charter Schools in Chicago. He is a CPA and graduate of Westminster College in Pennsylvania.

There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Fezell (or any member of his immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The appointment of Mr. Fezell was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity. The Board believes that Mr. Fezell’s expertise regarding financial reporting and risk management qualifies him to serve as a director.

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Elizabeth Lowery, Director

Elizabeth Lowery, age 70, is a Senior Advisor, Sustainable Finance and ESG with ERM, a sustainability consulting firm. She is also a Senior Executive Advisor with GI Partners and Piva. She was formerly the Managing Director of Sustainability and ESG at TPG. Ms. Lowery joined TPG after a 20-year career with General Motors Company where she was a member of GM’s Senior Leadership Group as Corporate Vice President, Environment, Energy & Safety Policy and Secretary to the Public Policy Committee of the GM Board of Directors. She also served as General Counsel for GM—North America.

Ms. Lowery has held various executive positions, including Senior Knowledge Leader and a Principal of GreenOrder at LRN, where she was focused on working with global enterprises to develop sustainability strategies and initiatives. She was also a partner at Honigman Miller Schwartz and Cohn and a law clerk to Michigan Supreme Court Justice G. Mennen Williams. She has served on several non-profit boards including the World Environment Center, InForum Center for Leadership, Keystone Center and the Alliance for Automobile Manufacturers. She was formerly the Managing Director of Sustainability and ESG at TPG Inc., where her primary responsibilities included leading the Sustainability and ESG program development, strategy and deployment across the firm, engaging with portfolio companies to build sustainable businesses, and assisting deal teams on due diligence matters. Ms. Lowery was also a member of the PRI Private Equity Advisory Committee while at TPG. She currently serves on several boards of directors, where she sits on several committees. In addition to her role at the Company, Ms. Lowery is currently a Board Member of Denali Water Solutions (2021) and Sagard Holdings (2021), where she chairs the Responsible Investment Committee and is a member of the Audit Committee. Over the last 5 years, Ms. Lowery has applied her legal and business acumen accumulated over her career at General Motors and TPG in her board roles. She graduated Magna Cum Laude with a Juris Doctorate from Wayne State University and a B.B.A from Eastern Michigan University.

There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Lowery (or any member of her immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The appointment of Ms. Lowery was not pursuant to any arrangement or understanding between her and any person, other than a director or executive officer of the Company acting in his or her official capacity. The Board believes that Ms. Lowery’s expertise regarding governance, corporate policies, and sustainability qualifies her to serve as a director.

Lavanya Balakrishnan, Director

Lavanya Balakrishnan, age 43, is a senior financial executive with over two decades of experience in corporate finance, strategic and financing advisory, mergers and acquisitions and credit risk management across the energy sector. She currently serves as Senior Vice President of Corporate Development and Strategic Projects at Constellation Energy, where she oversees mergers and acquisitions, strategic partnerships and the evaluation of strategic growth initiatives for the company. She also serves on Constellation’s Finance Leadership Team, contributing to the strategic direction-setting for the Finance organization. Prior to this role, Lavanya serves as Vice President, Credit at Constellation.

Prior to joining Constellation in 2024, Ms. Balakrishnan spent 17 years at Morgan Stanley as a Managing Director in the Global Power, Utilities and Renewables Group. There, she advised a broad spectrum of clients, including U.S. and Canadian power and utility companies, as well as wind, solar, and battery storage developers. Her work spanned M&A, financing and strategic advisory, IPOs, equity and debt issuances, and shareholder activism and defense. She played a key role in originating and executing some of the firm’s most complex transactions, and advised clients on capital structure, investor messaging, and market positioning. Lavanya also led Morgan Stanley’s client engagement on sustainability and energy transition themes, helping to expand the firm’s leadership in this evolving space.

Ms. Balakrishnan holds a B.A. in Economics from Smith College, where she graduated cum laude and was recognized as a First Group Scholar. She earned her MBA from Harvard Business School.

There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Balakrishnan (or any member of her immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The appointment of Ms. Balakrishnan was not pursuant to any arrangement or understanding between her and any person, other than a director or executive officer of the Company acting in his or her official capacity. The Board believes that Ms. Balakrishnan’s expertise regarding corporate finance, strategic and financing advisory, mergers and acquisitions and credit risk management qualifies her to serve as a director.

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Alejandro Flores Arteaga, Chief Financial Officer

Mr. Flores, age 51, brings over 20 years of experience in financial leadership across global automotive, commercial, and manufacturing industries. From July 2022 to October 2025, Mr. Flores served as Chief Financial Officer for a joint venture between Stellantis and Samsung SDI, where he was responsible for all financial, treasury, accounting, and risk management functions. During his tenure, he secured a $7.5 billion U.S. Department of Energy loan to establish advanced EV battery manufacturing capacity in the U.S. and managed a multi-billion-dollar capital expenditure budget. Prior to this, Mr. Flores held various senior financial leadership roles at Stellantis Mexico from 2015 to 2022, including Chief Financial Officer, where he oversaw full P&L accountability, treasury operations, FP&A, accounting, and tax functions. Earlier in his career, he held progressive finance and treasury roles at PACCAR Mexico from 2003 to 2014 and began his career in corporate finance and credit operations at Scotiabank Inverlat from 2001 to 2003. Mr. Flores holds a Bachelor’s Degree in Finance from the Instituto Tecnológico y de Estudios Superiores de Monterrey (ITESM). He is fluent in English and Spanish and has extensive expertise in treasury operations, FP&A, M&A integration, strategic planning, governance, and operational finance.

There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Flores (or any member of his immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The appointment of Mr. Flores was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity.

Steven Wu, Chief Operating Officer

Mr. Wu, age 37, is an industry expert in the scale up of manufacturing operations and has extensive, direct experience in the automotive and technology sectors serving at global companies such as Rivian (2023-2024), Nuro (2018-2023), Uber (2016-2018), and Apple (2013-2016). He leads the scale up of the Company’s internally developed technologies within the critical battery materials manufacturing space, the building of organizational and operational structures, the driving of operational efficiency, and the setting and achieving of strategic milestones. He previously served as the Director of Product, Programs, Systems, and Triage for Rivian Automotive, Inc., and before that was the Head of New Product Introduction, Manufacturing, and Quality & Strategic Partnerships at Nuro, Inc. Mr. Wu has a degree in Electrical and Computer Engineering from Rutgers University.

There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Wu (or any member of his immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The appointment of Mr. Wu was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity.

Board and Shareholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its shareholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to shareholder election, directors. It reviews and approves corporate objectives and strategies and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified, subject to prior death, resignation, or removal. The Company encourages, but does not require, directors to attend annual meetings of shareholders. Five directors attended last year’s annual meeting of shareholders. During the year ended June 30, 2026, the Board held 4 meetings. During the year ended June 30, 2026, all of the directors attended over 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which such director has been a director; and (ii) the total number of meetings held by all committees of the Board on which such director served during the periods that such person served.

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Board Composition and Election of Directors

On March 22, 2022, our Board established three standing committees – an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee – each of which operates under a charter that has been approved by our Board.

Independent Directors

We are currently traded on The Nasdaq Capital Market, and our Board has determined that Elizabeth Lowery, Susan Yun Lee, Rick Fezell, and Lavanya Balakrishnan are all independent directors in accordance with the listing requirements of Nasdaq. Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of their family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Ryan Melsert is not an independent director within the meaning of Section 5605 of Nasdaq. There are no family relationships among any of our directors or executive officers.

Audit Committee

Our Audit Committee consists of Rick Fezell, Elizabeth Lowery, and Lavanya Balakrishnan, with Mr. Fezell serving as the chairman. Our Board has determined that Mr. Fezell is an “audit committee financial expert” within the meaning of the SEC regulations. Our Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. The functions of this committee include:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●	helping to ensure the independence and performance of the independent registered public accounting firm;
●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	reviewing our policies on risk assessment and risk management;
●	reviewing related party transactions;
●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
●	approving (or, as required, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

During the year ended June 30, 2026, the Audit Committee held 4 meetings in person or through conference calls. The Audit Committee operates pursuant to a written charter that is available on the Company’s website at: https://investors.americanbatterytechnology.com/governance.

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Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviews the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The Audit Committee reviewed with KPMG LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has discussed with KPMG LLP its independence from management and the Company, has received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with KPMG LLP to discuss the overall scope of its services, and the overall quality of the Company’s financial reporting. KPMG LLP, as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with KPMG LLP were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

The Audit Committee and the Board have recommended that the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2027, be submitted as a proposal at the Annual Meeting.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board amendments to the charter as it may deem necessary or appropriate.

Respectfully submitted,

The Audit Committee of the Board:
Rick Fezell (Chairman)
Elizabeth Lowery Lavanya Balakrishnan

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

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Compensation Committee

Our Compensation Committee consists of Susan Yun Lee, Rick Fezell, Lavanya Balakrishnan, and Elizabeth Lowery, with Susan Yun Lee serving as the chairman. The functions of the Compensation Committee include:

●	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;
●	reviewing and recommending that our Board approve the compensation of our directors;
●	reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;
●	administering our stock and equity incentive plans;
●	selecting independent compensation consultants and assessing any conflicts of interest of compensation advisers;
●	reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and
●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

During the year ended June 30, 2026, the Compensation Committee held 4 meetings in person or through conference calls. The Compensation Committee operates pursuant to a written charter that is available on the Company’s website at: https://investors.americanbatterytechnology.com/.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee will be a current or former executive officer or employee of ours or any of our subsidiaries. None of our executive officers serves as a member of the Board or Compensation Committee of any company that has one or more of its executive officers serving as a member of our Compensation Committee.

Corporate Governance and Nominating Committee

Our Nominating Committee consists of Elizabeth Lowery, Lavanya Balakrishnan, and Susan Yun Lee, with Ms. Lowery serving as the chairman. The functions of the Nominating Committee include:

●	identifying and recommending candidates for membership on our Board;
●	including nominees recommended by shareholders;
●	reviewing and recommending the composition of our committees;
●	overseeing our code of business conduct and ethics, corporate governance guidelines and reporting; and
●	making recommendations to our Board concerning governance matters.

The Nominating Committee also annually reviews the Nominating Committee charter and the committee’s performance. During the year ended June 30, 2026, the Nominating Committee held 4 meetings in person or through conference calls.

The Nominating Committee operates pursuant to a written charter that is available on the Company’s website at: https://investors.americanbatterytechnology.com/.

Board Leadership Structure

The Board currently consists of five directors. We have separated the positions of Chairman and Chief Executive Officer. We believe that this structure is appropriate at this time. We believe that having a non-executive Chairman of the Board is in the best interests of the Company and shareholders, due in part to the ever-increasing demands made on boards of directors under federal securities laws, national stock exchange rules and other federal and state regulations. The separation of the positions allows our Chairman of the Board to focus on management of Board matters and allows our Chief Executive Officer to focus his attention on managing our business. Additionally, we believe the separation of those roles contributes to the independence of the Board in its oversight role. Our Board has designated Mr. Fezell as its Chairman and Lead Independent Director. Our Board believes that Mr. Fezell’s strong leadership qualifications, among other factors, contribute to his ability to fulfill the role effectively.

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Board’s Role in Risk Management

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The Audit Committee reviews information regarding liquidity, operations and oversees our management of financial and cybersecurity risk exposures and the steps our management has taken to monitor and control such exposure. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominating Committee reviews compliance with external and internal policies, procedures and practices consistent with the Company’s charter and Amended and Restated Bylaws.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Communications with our Board of Directors

Shareholders seeking to communicate with members of the Board should submit their written comments to American Battery Technology Company, 100 Washington Street, Suite 100, Reno, Nevada 89503, Attn: Secretary. The Secretary will forward such communications to each member of the Board; provided that, if in the opinion of our Secretary, it would be inappropriate to send a particular shareholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.

Code of Ethics and Business Conduct

The Company has adopted a Code of Conduct, which is available, free of charge, on our website at https://americanbatterytechnology.com/.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy is available, free of charge, on our website at https://americanbatterytechnology.com/, and prohibits our directors, officers and employees and any entities they control from engaging in transactions in publicly traded options related to the Company’s equity securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

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Corporate Governance

Our Related Person Transactions Policy, Audit Committee Charter, Compensation Committee Charter, Corporate Governance and Nominating Committee Charter, and other relevant documents are available, free of charge, on our website at https://americanbatterytechnology.com/.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Board Composition

Our Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Corporate Governance and Nominating Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

●	Personal and professional integrity, ethics and values;
●	Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
●	Experience as a board member or executive officer of another publicly-held company;
●	Strong finance experience;
●	Expertise and experience in substantive matters pertaining to our business relative to other board members;
●	Background and perspective, including, but not limited to, with respect to age, place of residence and specialized experience;
●	Experience relevant to our business industry and with relevant social policy concerns; and
●	Relevant academic expertise or other proficiency in an area of our business operations.

Currently, the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees. Our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent shareholder interests through the exercise of sound judgment using its array of experience in these various areas.

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EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers, or “Named Executive Officers” or “NEOs.” As a “smaller reporting company” as defined in SEC rules, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for the year ended June 30, 2026, are as follows:

●	Ryan Melsert, Chief Executive Officer and Chief Technology Officer;
●	Steven Wu, Chief Operating Officer;
●	Scott Jolcover, Former Chief Resource Officer;
●	Alejandro Flores Arteaga, Chief Financial Officer

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Years Ended June 30	Salary ($)	Bonus ($)	Stock Award Grant Date Fair Value ($)(5)	Warrant / Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Ryan Melsert	2026	425,000	646,875	5,213,916	15,260,540	—	—	—	21,546,331
Chief Executive Officer (1)	2025	425,000	—	573,997	600,000	—	—	—	1,598,997
Steven Wu	2026	300,000	347,625	3,330,450	6,887,869	—	—	—	10,865,944
Chief Operating Officer (2)	2025	300,000	12,375	555,110	75,000	—	—	—	942,485
Scott Jolcover former	2026	240,000	143,100	246,729	442,152	—	—	—	1,071,981
Chief Resource Officer (3)	2025	240,000	81,900	89,108	100,000	—	—	—	511,008
Alejandro Flores Arteaga	2026	107,692	10,500	21,585	55,591	—	—	—	195,368
Chief Financial Officer (4)	2025	—	—	—	—	—	—	—	—

(1)	Ryan Melsert was appointed as the Chief Executive Officer of the Company on August 27, 2021. The compensation disclosed above reflects amounts earned in his roles both as a board member and officer of the Company. Pursuant to his employment agreement as Chief Executive Officer, Chief Technology Officer, and Director, Ryan Melsert was entitled to receive an annual salary of $425,000. Mr. Melsert was also eligible to receive performance-based bonuses tied to specific strategic milestones at 75% of his annual salary, $1,000,000 in RSUs and $3,000,000 in warrants with a five-year expiration and exercise price as calculated by Black-Scholes at the time of the grant. The performance-based bonuses will be pro-rated according to the specific weight of each milestone. Additionally, Mr. Melsert may receive additional cash or equity compensation based on annual performance reviews or under the Company’s equity incentive plan.

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(2)	On October 9, 2024, the Company entered into an Offer Letter with Steven Wu pursuant to which Mr. Wu became an at-will employee of the Company. Pursuant to the Offer Letter, Mr. Wu was entitled to receive an annual base salary of $300,000. Mr. Wu was eligible to receive a one-time signing bonus of restricted stock units equal to $500,000 divided by the 20-day trailing volume-weighted average price prior to the Effective Date (August 25, 2024) of the agreement, subject to 4-year vesting schedule. Mr. Wu received 482,842 of restricted stock units for the one-time signing bonus. Additionally, subject to approval by the Board, and upon achieving certain performance milestones, Mr. Wu was eligible to receive bonus compensation of (i) bonus cash set at 75% of his base salary and (ii) RSUs equal to $750,000 divided by the 20-day trailing volume-weighted average price prior to September 16, 2024, and $1,500,000 worth of warrants with a five-year expiration of a quantity and exercise price as calculated by Black-Scholes as of August 25, 2024.

(3)

Pursuant to his employment agreement as Chief Resource Officer before his retirement, Scott Jolcover was entitled to receive an annual salary of $240,000. In addition, subject to approval by the Board, and upon achieving certain performance milestones, Mr. Jolcover was eligible to receive bonus equity compensation of (i) bonus cash set at 75% of his base salary; (ii) $300,000 in RSUs divided by the 20-day trailing volume-weighted average price prior to the effective date; and (iii) $500,000 worth of warrants with a three-year expiration of a quantity and exercise price as calculated by Black-Scholes. Mr. Jolcover’s bonus equity compensation awards will vest 1/12th quarterly beginning on the last quarter following the issuance of the award until fully vested. Additionally, under the employment agreement Mr. Jolcover could have received additional cash or equity compensation based on annual performance reviews or under the Company’s equity incentive plan.

(4)

On January 25, 2026, the Company entered into an Offer Letter with Mr. Flores, pursuant to which Mr. Flores will be an at-will employee of the Company. Pursuant to the Offer Letter, Mr. Flores received an annual base salary of $280,000. Mr. Flores’s annual cash bonus target was set at 75% of his annual base salary, which can be received based on the achievement of certain performance milestones. In addition, Mr. Flores was eligible to receive an annual award of restricted stock units (“RSUs”) equal in value to $500,000 and $1,000,000 worth of warrants with a five-year expiration of a quantity and exercise price as calculated by Black-Scholes, both of which are conditioned on the achievement of certain performance milestones. These equity compensation awards will vest 1/16th quarterly from the employment date, accruing until the relevant milestone is achieved, until fully vested. The cash bonus and equity compensation awards will be prorated for the first year to reflect the fact that Mr. Flores joined the company approximately halfway through its fiscal year.

(5)	The amounts reported in this column represent grant date fair values of restricted stock unit grants computed in accordance with FASB ASC Topic 718 and stock option grants determined using the Black Scholes option pricing model, excluding any forfeiture reserves, in accordance with FASB ASC Topic 718. The assumptions used to determine fair value of the stock option grants for 2026 are:

Options	Year Granted	Dividend Yield	Risk Free Rate	Volatility	Expected Life
Ryan Melsert	2026	0.00%	3.97%	133.28%	6.85 Years
Steven Wu	2026	0.00%	3.71%	133.79%	7.19 Years
Scott Jolcover	2026	0.00%	3.94%	131.40%	6.35 Years
Alejandro Flores Arteaga	2026	0.00%	3.98%	132.96%	7.00 Years

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Equity Awards and Material Non-Public Information

Generally speaking, the Company has historically granted annual equity awards to eligible employees using a predetermined methodology and schedule. Annual grants for eligible employees have traditionally occurred during the second quarter of the fiscal year, corresponding to the release of performance reviews. Additionally, annual grants specific to Executive Officers pursuant to the terms of their employment agreements have historically occurred at the Compensation Committee’s scheduled meeting in early September or when a bonus equity milestone is achieved and recognized by the Board. Special grants, including in connection with the hiring or promotion of an officer, can be made at other times.

Neither the Compensation Committee nor the Board times the disclosure of material non-public information, or the timing of equity award grants, for the purpose of affecting the value of executive compensation.

Outstanding Equity Awards at Fiscal Year-End

Name and Principal Position	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option Awards ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

Ryan Melsert	5/28/2026	-	-	1,183,828	0.99	1,171,990	6/29/2033	-	-	41,848	67,794
	09/08/2025									161,696	388,070
Chief Executive Officer, Chief Technology Officer (1)	8/29/2025			1,420,591	0.99	1,406,385	6/30/2033

	01/04/2025	-	-	88,789	0.99	87,901.11	6/30/2033	-	-	41,848	67,794
	01/02/2025									28,972	28,103
	10/9/2024									849,779	3,049,102
	10/04/2024	-	-	23,691	4.33	102,582	12/30/2031	-	-	163,170	160,217
	04/06/2024	-	-	53,977	4.33	233,720	3/29/2032	-	-	-	-
	02/26/2024	-	-	-	-	-		-	-	4,404	9,116
	02/26/2024	-	-	39,396	4.33	170,585	12/30/2031	-	-	-	-
	09/30/2023	-	-	-	-	-		-	-	44,353	224,560
	10/18/2022	-	-	-	-	-		-	-	20,834	157,297

Steven Wu	5/28/2026	-	-	614,967	1.07	658.015	9/29/2033	-	-	-	-
Chief Operating Officer	9/16/2025	-	-	710,295	1.07	760.016	9/15/2033	-	-	-	-
	1/4/2025			44,393	1.07	47,501	9/15/2033	-	-	-	-
	9/16/2024	-	-	-	-	-		-	-	923,436	2,081,602

Scott Jolcover	08/29/2025	-	-	178,447	0.99	176,663	6/30/2030	-	-	8,691	8,430
former Chief Resource Officer	01/02/2025	-	-	10,960	0.99	10,850	6/30/2030	-	-	8,691	8,430
	10/9/2024	-	-	-	-	-		-	-	103,009	269,834
	10/04/2024	-	-	11,987	4.29	51,423	9/29/2030	-	-	1,742	1,710
	04/01/2024	-	-	12,772	4.29	54,792	3/30/2030	-	-	-	-
	03/31/2024	-	-	-	-	-		-	-	881	1,656
	02/26/2024	-	-	-	-	-		-	-	1,319	2,730
	02/26/2024	-	-	6,553	4.29	28,112	12/30/2029	-	-	-	-
	09/30/2023	-	-	-	-	-		-	-	25,521	126,954
	09/30/2023	-	-	907	6.53	5,923	12/30/2029	-	-	-	-
	06/19/2023	-	-	-	-	-		-	-	1,303	15,636
	06/16/2023	-	-	1,589	6.60	10,487	12/30/2029	-	-	-	-
	10/18/2022	-	-	-	-	-		-	-	8,334	62,922

Alejandro Flores Arteaga Chief Financial Officer	5/28/2026	-	-	-	-	-	-	-	-	4,675	18,233

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Employment Agreements

Ryan Melsert, Chief Executive Officer, Chief Technical Officer and Director

Pursuant to his offer letter dated October 9, 2024, as Chief Executive Officer, Chief Technology Officer, and Director, Ryan Melsert was entitled to receive an annual salary of $425,000. Mr. Melsert was also eligible to receive performance-based bonuses tied to specific strategic milestones at 75% of his annual salary, $1,000,000 in RSUs and $3,000,000 in warrants with a five-year expiration and exercise price as calculated by Black-Scholes at the time of the grant. The performance-based bonuses would be pro-rated according to the specific weight of each milestone. Additionally, Mr. Melsert could receive additional cash or equity compensation based on annual performance reviews or under the Company’s equity incentive plan.

On July 9, 2026, the Company entered into a new employment agreement with Ryan Melsert to continue to serve as the chief executive officer and chief technology officer of the Company (the “CEO Agreement”). The CEO Agreement was effective as of July 1, 2026, and has a two-year term. Pursuant to the CEO Agreement, Mr. Melsert’s annual salary is $475,000. Mr. Melsert is also eligible to receive performance-based bonuses tied to the achievement of specific strategic milestones, including an annual cash bonus set at a target of 75% of his annual salary, $1,000,000 in RSUs calculated using the 20-day trailing volume-weighted average price prior to July 1, 2026, and an option to purchase 3,000,000 shares of the Company’s common stock at an exercise price of $2.76 per share (the closing price of the Company’s common stock on July 1, 2026). The performance-based bonuses will be pro-rated according to the specific weight of each milestone as set forth in the CEO Agreement. The fiscal year 2027 RSUs and option will vest 1/16th quarterly beginning July 1, 2026, and the option will expire on July 1, 2036, and the fiscal year 2028 RSUs and option will vest 1/16th quarterly beginning July 1, 2027, and the option will expire on July 1, 2037.

If Mr. Melsert’s employment is terminated by the Company without cause or by Mr. Melsert for good reason, he will be entitled to accrued but unpaid salary, reimbursement for business expenses, and cash bonus compensation for any milestones that were achieved prior to the date of termination. The Company may also exercise the right for salary continuation in exchange for a non-compete arrangement. This can be terminated any time at the Company’s discretion. Mr. Melsert will forfeit any other form of compensation, including but not limited to equity compensation not already accrued or vested as of the date of termination. Any vested but unexercised options or warrants must be exercised by the earlier of (i) the one-year anniversary of the end of salary continuation or (ii) the expiry of such options or warrants term. In addition, Mr. Melsert will be entitled to an additional amount equal to twelve (12) months’ salary minus all applicable withholding taxes, and twelve (12) months of COBRA coverage.

If an involuntary termination occurs within 24 months following a change in control, Mr. Melsert is entitled to: (a) an amount equal to twelve (12) months’ salary minus all applicable withholding taxes and (b) an amount equal to the amount of cash bonus paid in the event of termination without cause or for good reason by Mr. Melsert, as noted above. Further, (a) all unvested equity compensation, including but not limited to options or warrants, shall vest immediately, and (b) the Company will pay for twelve (12) months of COBRA coverage. Any vested but unexercised options or warrants must be exercised by the earlier of (i) the one-year anniversary of the date of termination or (ii) the expiration of such option’s or warrant’s term.

Steven Wu, Chief Operating Officer

Pursuant to his offer letter dated October 9, 2024, Mr. Wu, as Chief Operating Officer of the Company, became an at-will employee. Pursuant to the offer letter, Mr. Wu was entitled to receive an annual base salary of $300,000. In addition, Mr. Wu was eligible to receive a one-time signing bonus of restricted stock units equal to $500,000 divided by the 20-day trailing volume-weighted average price prior to the Effective Date (August 25, 2024) of the agreement, subject to 4-year vesting schedule. Mr. Wu received 482,842 of restricted stock units for the one-time signing bonus. Additionally, subject to approval by the Board and upon achieving certain performance milestones, Mr. Wu was eligible to receive bonus compensation of (i) bonus cash set at 75% of his base salary and (ii) restricted stock units equal to $750,000 divided by the 20-day trailing volume-weighted average price prior to September 16, 2024, and $1,500,000 worth of warrants with a five-year expiration of a quantity and exercise price as calculated by Black-Scholes as of August 25, 2024.

On July 9, 2026, the Company entered into a new employment agreement with Mr. Wu to continue to serve as the chief operating officer of the Company (the “COO Agreement”). The COO Agreement was effective as of July 1, 2026, and has a two-year term. Pursuant to the COO Agreement, Mr. Wu’s annual salary is $350,000. Mr. Wu will also be eligible to receive performance-based bonuses tied to the achievement of specific strategic milestones, including an annual cash bonus set at a target of 75% of his annual salary, $750,000 in RSUs calculated using the 20-day trailing volume-weighted average price prior to July 1, 2026, and an option to purchase 1,500,000 shares of the Company’s common stock at an exercise price of $2.76 per share (the closing price of the Company’s common stock on July 1, 2026). The performance-based bonuses will be pro-rated according to the specific weight of each milestone as set forth in the COO Agreement. The fiscal year 2027 RSUs and option will vest 1/16th quarterly beginning July 1, 2026, and the option will expire on July 1, 2036, and the fiscal year 2028 RSUs and option will vest 1/16th quarterly beginning July 1, 2027, and the option will expire on July 1, 2037.

Scott Jolcover, former Chief Resource Officer

Pursuant to his offer letter dated October 9, 2024, as Chief Resource Officer, Scott Jolcover was entitled to receive an annual salary of $240,000, before his retirement. In addition, subject to approval by the Board, and upon achieving certain performance milestones, Mr. Jolcover was eligible to receive bonus equity compensation of (i) bonus cash set at 75% of his base salary; (ii) $300,000 in RSUs divided by the 20-day trailing volume-weighted average price prior to the effective date; and (iii) $500,000 worth of warrants with a three-year expiration of a quantity and exercise price as calculated by Black-Scholes. Mr. Jolcover’s bonus equity compensation awards will vest 1/12th quarterly beginning on the last quarter following the issuance of the award until fully vested. Additionally, under his employment agreement Mr. Jolcover could have received additional cash or equity compensation based on annual performance reviews or under the Company’s equity incentive plan.

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If Mr. Jolcover’s employment had been terminated by the Company without cause or by Mr. Jolcover for good reason, he would have been entitled to accrued but unpaid salary, reimbursement for business expenses, and cash bonus compensation for any milestones that were achieved prior to the date of termination. The Company may also exercise the right for salary continuation in exchange for a non-compete arrangement. This can be terminated any time at the Company’s discretion. Except as amended by the Company’s consulting agreement with Hard Rock Nevada, Inc., Mr. Jolcover will forfeit any other form of compensation, including but not limited to equity compensation not already accrued or vested as of the date of his retirement, where any vested but unexercised options or warrants must be exercised by the earlier of (i) the one-year anniversary of the end of salary continuation or (ii) the expiry of such option’s or warrant’s term. In addition, Mr. Jolcover was also entitled to an additional amount equal to six (6) months of salary minus all applicable withholding taxes, and six (6) months of COBRA coverage.

If an involuntary termination occurs within 24 months following a change in control, Mr. Jolcover was entitled to: (a) an amount equal to six (6) months’ salary minus all applicable withholding taxes and (b) an amount equal to the amount of cash bonus paid in the event of termination without cause or for good reason by the employee, as noted above. Further, (a) all unvested equity compensation, including but not limited to options or warrants, was to vest immediately, and (b) the Company was to have paid for six (6) months of COBRA coverage. Except as amended by the Company’s consulting agreement with Hard Rock Nevada, Inc., any vested but unexercised options or warrants must be exercised by the earlier of (i) the one-year anniversary of the date of termination or (ii) the expiration of such option’s or warrant’s term.

Following his retirement, Mr. Jolcover’s has remained with the Company in a consulting role. Mr. Jolcover, through Hard Rock Nevada, Inc., and the Company entered into a consulting agreement on January 26, 2026, pursuant to which Mr. Jolcover provides consulting services to the Company at a rate not to exceed $6,500 per month and the consulting agreement continues until terminated by either party. Pursuant to the consulting agreement, Mr. Jolcover’s previously-awarded but unvested equity compensation continue to vest on schedule.

Alejandro Flores Arteaga, Chief Financial Officer

Pursuant to his offer letter dated January 25, 2026, Mr. Flores, as Chief Financial Officer of the Company, became an at-will employee. Pursuant to the offer letter, Mr. Flores was entitled to receive an annual base salary of $280,000. Mr. Flores’s annual cash bonus target was set at 75% of his annual base salary, which could be received based on the achievement of certain performance milestones. In addition, Mr. Flores was eligible to receive an annual award of restricted stock units equal in value to $500,000 and $1,000,000 worth of warrants with a five-year expiration of a quantity and exercise price as calculated by Black-Scholes, both of which were conditioned on the achievement of certain performance milestones. These equity compensation awards will vest 1/16th quarterly from the Employment Date (February 2, 2026), accruing until the relevant milestone is achieved, until fully vested. The cash bonus and equity compensation awards will be prorated for the first year to reflect the fact that Mr. Flores joined the company approximately halfway through its fiscal year.

On July 9, 2026, the Company entered into a new employment agreement with Mr. Flores to continue to serve as the Chief Financial Officer of the Company (the “CFO Agreement”). The CFO Agreement was effective as of July 1, 2026, and has a two-year term. Pursuant to the CFO Agreement, Mr. Flores’s annual salary is $280,000. Mr. Flores will also be eligible to receive performance-based bonuses tied to the achievement of specific strategic milestones, including an annual cash bonus set at a target of 75% of his annual salary, $500,000 in RSUs calculated using the 20-day trailing volume-weighted average price prior to July 1, 2026, and an option to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $2.76 per share (the closing price of the Company’s common stock on July 1, 2026). The performance-based bonuses will be pro-rated according to the specific weight of each milestone as set forth in the CFO Agreement. The fiscal year 2027 RSUs and option will vest 1/16th quarterly beginning July 1, 2026, and the option will expire on July 1, 2036, and the fiscal year 2028 RSUs and option will vest 1/16th quarterly beginning July 1, 2027, and the option will expire on July 1, 2037.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based solely on a review of such reports and written information given to us by our directors and executive officers, we believe that all such required reports were filed on a timely basis under Section 16(a) for the fiscal year ended June 30, 2026, other than a Form 3 filed on February 24, 2026, for Mr. Flores relating to his appointment as Chief Financial Officer on February 9, 2026.

Incentive Compensation Recovery Policy

The Board has adopted a Compensation Recovery Policy (the “Clawback Policy”) in compliance with the listing standards of Nasdaq. The Clawback Policy provides that promptly following an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws (including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), the Compensation Committee will determine the amount of the excess of the amount of incentive-based compensation received by Section 16 officers during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts. The Company will provide each such officer with a written notice of such amount and a demand for repayment or return. If such repayment or return is not made within a reasonable time, the Clawback Policy provides that the Company will recover the erroneously awarded compensation in a reasonable and prompt manner using any lawful method, subject to limited exceptions as permitted by Nasdaq listing standards.

24

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures for the Company for each of the last three completed fiscal years. The following provides pay versus performance information pursuant to the scaled disclosure rules applicable to smaller reporting companies. In determining the “compensation actually paid” (“CAP”) to our named executive officers (“NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s calculation methods for this section differ from those required in the SCT. The table below summarizes compensation values both previously reported in the SCT, as well as the adjusted amounts required to be reported in this section for the years ended June 30, 2026, 2025 and 2024.

Pay versus Performance Table

Year	SCT Total for PEO(1)	Compensation Actually Paid to PEO(3)	Average SCT Total for non-PEO NEOs(2)	Average CAP for non-PEO NEOs(3)	Value of Initial Fixed $100 Investment based on Total Shareholder Return	Net Income
2026	$21,546,331	$21,044,456	$4,044,431	$4,987,179	$9.34	$(73,379,021)
2025	$1,598,997	$3,266,553	$624,940	$632,879	$5.35	$(46,765,428)
2024	$3,562,483	$(1,497,729)	$1,119,833	$(366,692)	$4.13	$(52,501,824)

(1)	Our principal executive officer (“PEO”) for the fiscal years ended June 30, 2026, 2025 and 2024 was Mr. Melsert. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Melsert for each corresponding year in the “Total” column of the SCT. See “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)	The non-PEO NEOs for the year ended June 30, 2026 were Mr. Wu, Mr. Jolcover, and Mr. Flores. The non-PEO NEOs for the years ended June 30, 2025 and 2024 were Mr. Deutsch, Mr. Wu and Mr. Jolcover. The dollar amounts reported in this column are the average of the amounts of total compensation reported for our non-PEO NEOs for each corresponding year in the “Total” column of the SCT. See “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(3)	The dollar amounts reported in these columns represent the amount of “compensation actually paid” to our PEO and our non-PEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEO and our non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation for each year to determine the compensation actually paid:

2026 SCT Total Compensation to CAP Reconciliation

	Fiscal Year Ended	PEO or Non-PEO		To Calculate Executive CAP
Name	June 30	NEO	SCT Total	Deducted(1)	Added(1)	CAP
Ryan Melsert	2026	PEO	$21,546,331	$(20,474,456)	$19,972,581	$21,044,456
Steven Wu	2026	NEO	$10,865,944	$(10,218,319)	$11,885,674	$12,533,299
Scott Jolcover	2026	NEO	$1,071,981	$(688,881)	$1,883,208	$2,266,308
Alejandro Flores Arteaga	2026	NEO	$195,368	$(77,176)	$43,740	$161,931

(1)	Added (or subtracted, as applicable) (i) the end of year fair value of stock awards granted during the year that were outstanding and unvested at the end of the year, (ii) the change from the end of the prior fiscal year to the end of the applicable year in the fair value of stock awards granted in any prior year that are outstanding and unvested at the end of the year, and (iii) the change in the fair value of stock awards from the end of the prior fiscal year to the vesting date for stock awards granted in any prior year that vested during the applicable year. All fair values were computed in accordance with FASB ASC Topic 718.

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Relationship Between CAP and Financial Measures

There is an important timing difference to consider when comparing the SCT to CAP. The Company generally grants stock awards in the first quarter of its fiscal year, typically following the completion and filing of the Annual Report on Form 10-K for such year. The stock awards in a particular year, as reflected in the SCT, are typically based on the performance of the executive and the Company during the previous fiscal year, multiple years in the case of the fiscal year ended June 30, 2026. CAP measures the awards granted during the fiscal year at the end of the fiscal year, which may represent an increase or decrease in value based on the movement in stock price during the same period.

During fiscal 2026, the SCT included stock awards for the PEO and three NEOs that were associated with past performance, sign-on upon hire and current fiscal year milestones having been reached.

To calculate the amounts in the “Compensation Actually Paid to PEO” column in the table above, the following amounts were deducted from and added to (as applicable) our PEO’s “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards for PEO	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value as of Year End for Granted and Vested Awards Granted During the Year	Fair Value Year Over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Year Over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Compensation Actually Paid to PEO
2026	$21,546,331	$(20,474,456)	$9,876,799	$8,848,636	$1,898,691	$(651,545)	$21,044,456
2025	$1,598,997	$(1,173,997)	$698,572	$3,183,509	$(18,090)	$(1,022,438)	$3,266,553

To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) our Non-CEO NEOs “Total” compensation as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for NEO	Reported Value of Equity Awards for NEO	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value as of Year End for Granted and Vested Awards Granted During the Year	Fair Value Year Over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Year Over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Compensation Actually Paid to NEO
2026	$4,044,431	$(3,661,459)	$2,039,853	$1,989,678	$489,770	$84,906	$4,987,179
2025	$624,940	$(307,998)	$273,547	$155,130	$4,231	$(116,971)	$632,879

Relationship between Pay and Performance

Our “total shareholder return,” as set forth in the above table, during the two-year period ended June 30, 2026 increased by 175% compared to (a) a increase in “compensation actually paid” to our CEO from $3,256,333 in fiscal year 2025 to $21,044,456 in fiscal year 2026 and (b) an increase in average “compensation actually paid” to our non-CEO NEOs from to $632,879 in fiscal year 2025 to $4,987,179 in fiscal year 2026. In addition, our net loss during the two-year period ended June 30, 2026, increased by 56.9%, from $(46,765,428) to $(73,379,021)in fiscal year 2026 compared to the aforementioned changes in “compensation actually paid” to our CEO and non-CEO NEOs.

26

DIRECTOR COMPENSATION

2026 Director Compensation

In considering the Company’s need to attract and retain qualified directors and to ensure that the Company compensates non-employee directors in line with market practice, we regularly review our director compensation program. As described below, the Company compensates non-employee directors through a mix of cash retainer fees and equity grants that are subject to vesting.

(1)	Annual Board Service Cash Retainer: $25,000

(2)	Additional Annual Equity Grant for Chairman of the Board: $120,000 in grant value in RSUs

(3)	Additional Annual Cash Retainers for Committee Chair Service: $15,000 for Audit, $10,000 for Compensation and $10,000 for Nominating

(4)	Annual Equity Grant: $150,000 in grant value in RSUs

The amounts in the table below reflect the aggregate compensation received under each of the director compensation programs as in effect for 2025.

The following table sets forth certain information relating to the compensation for our non-employee directors for the last year:

Director Compensation Table

The table below summarizes the compensation paid to our non-employee directors for the fiscal year ended June 30, 2026:

Name (1)	Fees Earned or Paid in Cash ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Elizabeth Lowery	43,750	-	128,368	-	-	-	-	172,118
Rick Fezell	-	-	265,298	-	-	-	-	265,298
Sherif Marakby (2)	11,538	-	41,834	-	-	-	-	53,372
Susan Yun Lee	43,750	-	128,368	-	-	-	-	172,118
Lavanya Balakrishnan	19,712	-	78,930	-	-	-	-	98,642

(1)	Ryan Melsert, our Chief Executive Officer and member of the Board, is not included in this table as he is an employee. The compensation received by Mr. Melsert as an employee is disclosed in the section entitled “Executive Compensation – Summary Compensation Table” appearing elsewhere in this Proxy Statement.

(2)	On August 28, 2025, Sherif Marakby resigned from the Board, including as a member of the Company’s Audit Committee and Corporate Governance and Nominating Committee, effective September 15, 2025.

27

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures Regarding Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, the Chair of the Corporate Governance and Nominating Committee or the Chair of the Audit Committee, as appropriate, is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The related person transactions disclosed in this Proxy Statement were each approved by the full Board or the Chair of the Corporate Governance and Nominating Committee or the Chair of the Audit Committee, as applicable.

Interest of Certain Persons in Matters to be Acted Upon

Other than the Election of Directors Proposal, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the 2026 Annual Meeting as described in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 14, 2026, certain information with respect to the beneficial ownership of our voting stock by (i) each of our current directors and director nominees, (ii) each of our named executive officers, (iii) our directors, director nominees and executive officers as a group, and (iv) each shareholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our outstanding common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe, based on the information furnished to us, that each shareholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the shareholder. Shares of common stock issuable upon conversion of convertible notes, exercise of options or warrants, or settlement of restricted stock units, or that may become issuable within 60 days of September 14, 2026, are considered outstanding and beneficially owned by the person holding the convertible notes, options, warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class (2)
NEOs and Directors:
Ryan Melsert	Common Stock	7,694,665	5.19%
Steven Wu	Common Stock	1,948,932	1.31%
Scott Jolcover	Common Stock	959,338	*

Alejandro Flores Arteaga	Common Stock	4,998	*
Rick Fezell	Common Stock	382,621	*
Elizabeth Lowery	Common Stock	74,376	*
Susan Yun Lee	Common Stock	170,840	*
Lavanya Balakrishnan	Common Stock	32,433	*
All directors and executive officers as a group (7 persons)	Common Stock	11,491,704	7.75%
Greater than 5% Shareholders:
State Street Corporation	Common Stock	9,749,801	7.6%
BlackRock, Inc.	Common Stock	8,700,924	6.8%

* Less than 1%.

(1)	Unless otherwise indicated, the address of each beneficial owner listed in the table below is: c/o American Battery Technology Company, 100 Washington Street, Suite 100, Reno, Nevada 89503.
(2)	Percentage of common stock is based on 142,577,758 shares of our common stock outstanding as of September 14, 2026, plus 5,769,995 shares that may become issuable within 60 days of September 14, 2026.

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PROPOSAL NO. 2

AUDITOR RATIFICATION PROPOSAL

Overview

The Audit Committee of the Board (the “Audit Committee”) has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2027.

Our shareholders are being asked to ratify the appointment of KPMG. In the event that ratification of this selection of KPMG is not approved by the shareholders, we will reassess our selection of auditors. Representatives of KPMG are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed for professional services rendered to us by KPMG for our fiscal years ended June 30, 2026 and 2025:

	Fiscal year ended June 30, 2026	Fiscal year ended June 30, 2025
Audit Fees (1)	$860,000	$750,000
Tax Fees	-	-
All Other Fees	-	-
Total Fees	860,000	750,000

(1)	Audit fees include primarily professional services rendered for the audits of the consolidated financial statements, the review of documents filed with the SEC, consents, and financial accounting and reporting consultations.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the Audit Committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting. All fees that were incurred in fiscal year 2026 were pre-approved by the Audit Committee.

Vote Required and Recommendation of the Board

Approval and adoption of this Proposal No. 2 requires that the number of “FOR” votes cast in favor of the action exceeds the number of “AGAINST” votes cast in opposition to the action. Abstentions will not count as votes cast on the proposal and will therefore not affect the outcome of the vote. Brokers have discretionary authority and may vote on the proposal without having instructions from the beneficial owners or persons entitled to vote thereon; therefore we do not expect there to be broker non-votes with respect to this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2: THE AUDITOR RATIFICATION PROPOSAL

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PROPOSAL NO. 3

SAY-ON-PAY PROPOSAL

Overview

As required by Section 14A of the Securities Exchange Act of 1934, we are asking shareholders to cast a non-binding, advisory vote on named executive officer compensation.

We have designed our executive compensation program to implement core compensation principles, including pay-for-performance and alignment of our management’s interests with those of our shareholders. Under these programs, we reward our Named Executive Officers in large part for the achievement of specific financial performance goals that we set. We have also included equity components to our long-term incentive plan. We encourage shareholders to read the “Executive Compensation” section of this proxy statement for a more detailed discussion of our executive compensation programs.

We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to approve, on a non-binding and advisory basis, the compensation of the Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

Vote Required and Recommendation of the Board

Approval of this advisory vote for Proposal No. 3 requires that the number of “FOR” votes cast in favor of the action exceeds the number of “AGAINST” votes cast in opposition to the action. While this vote is advisory, and it is non-binding on the Compensation Committee or the Board, it will provide valuable information that the Compensation Committee will be able to consider when determining executive compensation philosophy, policies and practices for the remainder of 2026 and future years. Abstentions and broker non-votes will not count as votes cast on the proposal and will therefore not affect the outcome of the vote.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3: THE SAY-ON-PAY PROPOSAL

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PROPOSAL NO. 4

EQUITY PLAN PROPOSAL

Overview

On September 10, 2026, at the recommendation of the Compensation Committee, the Board adopted, subject to the receipt of shareholder approval, the American Battery Technology Company 2026 Equity Incentive Plan (the “2026 Plan”) providing for the issuance of up to 10,000,000 shares of our common stock. The purpose of the 2026 Plan is to secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in value of our common stock through the granting of equity awards.

At the Annual Meeting, you will be asked to approve the adoption of the 2026 Plan in the form attached hereto as Appendix A. A total of 10,000,000 shares of common stock have been reserved for issuance under the 2026 Plan. The 2026 Plan will only become effective upon our receipt of shareholder approval of this Proposal No. 4.

In determining the number of shares to be authorized for issuance under the 2026 Plan, the Board considered our burn rate and overhang, as discussed below.

Burn Rate

Our equity compensation burn rate over the last three years has averaged 18.14%. “Burn rate” is calculated by dividing the total number of shares subject to equity awards granted in a given year by the total weighted average number of shares of Common Stock outstanding during the period and does not reflect any forfeitures or cancellations.

	2026	2025	2024
Stock Options Granted	11,492,881	14,360,308	1,407,135
Full-Value Awards (RSUs) Granted	12,395,923	9,454,729	3,290,268
Weighted-Average Fully Diluted Shares of Common Stock Outstanding	127,582,321	80,316,363	77,675,132
Burn Rate	18.72%	29.65%	6.05%

3-Year Average Burn Rate			18.14%

Overhang Calculation

“Overhang” is a measure of potential dilution from equity compensation plans and is calculated by dividing the number of shares of common stock subject to equity awards outstanding plus the number of shares available for future grants under our equity plans by the total number of shares of common stock outstanding. Following the approval of the 2026 Plan, total potential overhang is expected to be 19.74%.

	As of September 14, 2026	Overhang
Total Shares of Common Stock Outstanding	142,577,758
Total Number of Shares Subject to Outstanding Awards	18,143,510	12.73%
Overhang from Proposed Share Authorization under 2026 Plan	10,000,000	7.01%
Total Potential Overhang	28,143,510	19.74%

Reasons for Approving the 2026 Plan

Our Board has determined that the shares available is insufficient to meet our needs for current and future equity incentive awards. In its determination to seek shareholder approval of the 2026 Plan, the Board reviewed the Compensation Committee’s recommendations. Among other factors, including the burn rate and overhang calculations above, the Board and the Compensation Committee have considered that (i) the Company desires to align the financial interests of its executives and other employees with those of the Company’s shareholders; (ii) the Company anticipates the use of equity compensation for recruitment and retention purposes in the future; (iii) the Company is seeking to conserve cash and intends to continue to use equity grants as a significant portion of director compensation and employee awards; and (iv) the Company’s objectives for the near future are likely to include the recruitment of executives and other personnel. Based on our historical equity grant practices, we believe that, if our stockholders approve the 2026 Plan, the increased share reserve will be sufficient for us to continue granting equity awards for approximately 10 years. Without shareholder approval of the 2026 Plan, we may be unable to compensate our executive management for their tremendous efforts and we may be required to increase the cash components of our compensation program, which may inhibit our ability to align the interests of our executives with those of our shareholders.

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Certain Key Plan Provisions

● Types of Awards. The 2026 Plan provides for the grant of stock options, including both incentive stock options and nonstatutory stock options, stock appreciation rights, restricted stock, RSUs and performance awards.

● Initial Number of Authorized Shares. The 2026 Plan authorizes a maximum of 10,000,000 shares of common stock for issuance under the 2026 Plan.

● Automatic Share Reserve Increase. The 2026 Plan provides for an automatic share reserve increase feature (the “Automatic Share Reserve Increase”), whereby the aggregate number of shares of common stock reserved under the 2026 Plan will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to 15% of the total number of shares of common stock outstanding on the last day of the preceding calendar year; provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of common stock.

● Termination. The 2026 Plan will continue until terminated by the Board, but (i) no incentive stock options may be granted after the tenth anniversary of the earlier of (i) the adoption of the 2026 Plan by the Board or Compensation Committee, which occurred on September 10, 2026, or (ii) the date the 2026 Plan is approved by the Company’s shareholders.

Summary of the 2026 Plan

A summary of the material terms of the 2026 Plan is provided below, and the complete text of the 2026 Plan is attached as Appendix A to this Proxy Statement. The following summary of the 2026 Plan does not purport to be complete and is qualified in its entirety by reference to the 2026 Plan, which is filed as Appendix A hereto.

Purposes of the 2026 Plan

The purposes of the 2026 Plan are to attract and retain the best available personnel for positions of substantial responsibility with us; to provide additional incentives to eligible employees, directors, and consultants; and to promote the success of our business. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, RSUs, and performance awards as the administrator of the 2026 Plan may determine.

Eligibility

The 2026 Plan permits the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code (the “Code”), to our and our subsidiaries’ employees, and the grant of nonstatutory stock options, restricted stock, RSUs, stock appreciation rights and performance awards to our and our subsidiaries’ employees, directors and consultants.

Shares Available for Issuance; Adjustments

Subject to the adjustment provisions contained in the 2026 Plan and the Automatic Share Reserve Increase, the shares reserved for issuance under the 2026 Plan initially consist of 10,000,000 shares of Common Stock. Under the current 2026 Plan, the number of shares available for issuance under the 2026 Plan also includes the Automatic Share Reserve Increase on the first day of the year, beginning with January 1, 2027, equal to the least of (i) a number of shares equal to 15% of the outstanding shares of Common Stock as of the last day of the immediately preceding calendar year; or (ii) such number of shares as the Board or the Compensation Committee may determine no later than the last day of the Company’s immediately preceding calendar year.

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Shares issuable under the 2026 Plan may be authorized, but unissued, or reacquired shares of Common Stock. If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program (as described below), or, with respect to restricted stock, RSUs, or performance awards, is forfeited to or repurchased due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2026 Plan. With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2026 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2026 Plan. Shares that actually have been issued under the 2026 Plan under any award will not be returned to the 2026 Plan; however, if shares issued pursuant to awards of restricted stock, RSUs, or performance awards are repurchased or forfeited due to failure to vest, such shares will become available for future grant under the 2026 Plan. Shares otherwise issuable under an award that are used to pay the exercise price of an award or satisfy the tax liabilities or withholding obligations related to an award (which withholdings may be in amounts greater than the minimum statutory amount required to be withheld as determined by the administrator of the 2026 Plan) will become available for future grant or sale under the 2026 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2026 Plan.

If any dividend or other distribution (whether in cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs (other than any ordinary dividends or other ordinary distributions), the administrator of the 2026 Plan, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the 2026 Plan, will adjust the number and class of shares that may be delivered under the 2026 Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the 2026 Plan.

Plan Administration

The Board or one or more committees appointed by the Board has authority to administer the 2026 Plan.

In addition, to the extent it is desirable to qualify transactions under the 2026 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2026 Plan, the administrator has the power to administer the 2026 Plan and make all determinations deemed necessary or advisable for administering the 2026 Plan, including but not limited to, the power to determine the fair market value of Common Stock, select the service providers to whom awards may be granted, determine the number of shares or dollar amounts covered by each award, approve forms of award agreements for use under the 2026 Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the time or times at which awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2026 Plan and awards granted under it, prescribe, amend and rescind rules and regulations relating to the 2026 Plan, including creating sub-plans, modify or amend each award, and allow a participant to defer the receipt of payment of cash or the delivery of shares that otherwise would be due to such participant under an award. The administrator also has the authority to allow participants the opportunity under an exchange program to transfer outstanding awards granted under the 2026 Plan to a financial institution or other person or entity selected by the administrator, and to institute an exchange program by which outstanding awards granted under the 2026 Plan may be surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type and/or cash, or by which the exercise price of an outstanding award granted under the 2026 Plan is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants and will be given the maximum deference permitted by applicable law.

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Types of Awards

The 2026 Plan provides for the grant of stock options (including incentive stock options and nonstatutory stock options), stock appreciation rights, restricted stock, RSUs and performance awards. A brief description of each award type follows.

Stock Options

Stock options may be granted under the 2026 Plan. The per share exercise price of options granted under the 2026 Plan generally must be equal to at least 100% of the fair market value of a share of Common Stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the per share exercise price must equal at least 110% of the fair market value of a share of Common Stock on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares of Common Stock, cashless exercise, net exercise, as well as other types of consideration permitted by applicable law. After the cessation of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the option will remain exercisable for twelve months following the cessation of service. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option, however, may not be exercised later than the expiration of its term. Subject to the provisions of the 2026 Plan, the administrator determines the terms of options. Until shares are issued under an option, the participant will not have any right to vote or receive dividends or have any other rights as a stockholder with respect to such shares, and no adjustment will be made for a dividend or other right for which the record date is before the date such shares are issued, except as provided in the 2026 Plan.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2026 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of Common Stock between the exercise date and the date of grant. The term of a stock appreciation right may not exceed ten years. After the cessation of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the stock appreciation rights will remain exercisable for twelve months following the cessation of service. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2026 Plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of Common Stock, or a combination of both, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right generally will be no less than 100% of the fair market value per share on the date of grant. Until shares are issued under a stock appreciation right, the participant will not have any right to vote or receive dividends or have any other rights as a stockholder with respect to such shares, and no adjustment will be made for a dividend or other right for which the record date is before the date such shares are issued, except as provided in the 2026 Plan.

Restricted Stock

Restricted stock may be granted under the 2026 Plan. Restricted stock awards are grants of shares of Common Stock that may have vesting requirements under any such terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2026 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever restrictions on transferability, forfeiture provisions or other restrictions or vesting conditions (if any) it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us). The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. The administrator may determine that an award of restricted stock will not be subject to any period of restriction and consideration for such award is paid for by past services rendered as a service provider. Recipients of restricted stock awards generally will have voting rights and rights to dividends and other distributions with respect to such shares upon grant, unless the administrator provides otherwise. If such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the share of restricted stock with respect to which they were paid. Shares of restricted stock that do not vest are subject to the right of repurchase or forfeiture.

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Restricted Stock Units

RSUs may be granted under the 2026 Plan. Each RSU is a bookkeeping entry representing an amount equal to the fair market value of one share of Common Stock. Subject to the provisions of the 2026 Plan, the administrator determines the terms and conditions of RSUs, including any vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, shares, or a combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Awards

Performance awards may be granted under the 2026 Plan. Performance awards are awards that may be earned in whole or in part on the attainment of performance goals or other vesting criteria that the administrator may determine, and that may be denominated in cash or stock. Each performance award will have an initial value that is determined by the administrator. Subject to the terms and conditions of the 2026 Plan, the administrator determines the terms and conditions of performance awards, including any vesting criteria and form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, shares, or a combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Non-Employee Directors Limitations

All outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under the 2026 Plan. The 2026 Plan provides that in any given fiscal year, no outside director may be granted any equity awards (including equity awards under the 2026 Plan) (the value of which will be based on their grant date fair value) and be provided any other compensation (including without limitation any cash retainers and fees) that in the aggregate exceed $500,000, provided that, in the fiscal year of the individual’s initial service as a non-employee director, such amount is increased to $750,000. For the purposes of this maximum limit provision, the grant date fair values of awards granted under the 2026 Plan will be determined according to U.S. general accepted accounting principles (“GAAP”). Any awards or other compensation provided to an individual for his or her services as an employee or a consultant (other than an outside director) will not count toward this limit. This maximum limit provision does not reflect the intended size of any potential grants or a commitment to make grants to the outside directors under the 2026 Plan in the future.

Additional 2026 Plan Provisions

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2026 Plan generally will not allow for the transfer of awards other than by will or the laws of descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime. However, the Plan permits awards of nonstatutory stock options to be transferred to certain family members. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

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Dissolution or Liquidation

If there is a proposed liquidation or dissolution of the Company, the administrator will notify participants at such time before the effective date of such event as the administrator determines, and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.

Merger or Change in Control

The 2026 Plan provides that in the event of the Company’s merger with or into another corporation or a change in control, as defined in the 2026 Plan, each outstanding award will be treated as the administrator determines (subject to the provisions of the following paragraph), without a participant’s consent. The administrator may, without limitation, provide that awards granted under the 2026 Plan will be (i) assumed, or substantially equivalent awards substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the participant, terminated upon or immediately prior to the merger or change in control, (iii) made vested and exercisable or payable and, to the extent the administrator determines, terminated upon or immediately prior to the merger or change in control, (iv) terminated in exchange for cash, other property or other consideration, or any combination of the above (provided, for the avoidance of doubt, that if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated without payment), or replaced with such other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator is not required to treat all awards, all awards held by a participant, all portions of awards, or all awards of the same type, similarly.

If a successor corporation does not assume or substitute a substantially equivalent award for any outstanding award held by a current participant (or a portion of such award), then such award (or its applicable portion) will fully vest, all restrictions on such award (or its applicable portion) will lapse, all performance goals or other vesting criteria applicable to such award (or its applicable portion) will be deemed achieved at 100% of target levels and such award (or its applicable portion) will become fully exercisable, if applicable, for a specified period before the transaction, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant authorized by the administrator. In addition, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant authorized by the administrator, if an option or stock appreciation right held by a current participant (or a portion of such award) is not assumed or substituted, the administrator will notify the participant that such option or stock appreciation right (or its applicable portion) will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right (or its applicable portion) will terminate upon the expiration of such period.

If awards granted to a non-employee director while such individual was a non-employee director are assumed or substituted for in the merger or change in control and the service of such non-employee director is terminated (other than upon his or her voluntary resignation that does not include a resignation at the request of the acquirer) on or following the merger or change in control, all such awards will fully vest, all restrictions on such awards will lapse, all performance goals or other vesting criteria applicable to such awards will be deemed achieved at 100% of target levels and such awards will become fully exercisable, if applicable, unless specifically provided otherwise under the applicable award agreement or other written agreement with the non-employee director authorized by the administrator.

Forfeiture and Clawback

Awards are subject to our Clawback Policy. The administrator also may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events.

Amendment or Termination

The 2026 Plan became effective on September 10, 2026, and will continue in effect until terminated by the administrator. However, no incentive stock options may be granted after the ten-year anniversary of the date of adoption of the 2026 Plan by the Board, and the Automatic Share Reserve Increase feature of the 2026 Plan will terminate on January 1, 2036. In addition, the administrator will have the authority to amend, suspend, or terminate the 2026 Plan or any part of the 2026 Plan, at any time and for any reason, but such action generally may not materially impair the rights of any participant without his or her written consent.

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Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences to participants in the 2026 Plan and the Company. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Incentive Stock Options

A participant generally recognizes no taxable income for ordinary income tax purposes as a result of the grant or exercise of an option that qualifies as an incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the date of exercise of the option, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise of the option (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized with respect to the share disposition, there will be no ordinary income, and such loss will be a capital loss.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the date of exercise of the option is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise (unless the shares are disposed of in the same year as the option exercise). In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits.

Nonstatutory Stock Options

A participant generally recognizes no taxable income for ordinary income tax purposes as a result of the grant of such an option. However, upon exercising the option, the participant generally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale or other disposition of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Stock Appreciation Rights

In general, no taxable income for ordinary income tax purposes is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

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Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant, pursuant to Section 83(b) of the Code, may elect to accelerate the ordinary income tax event to the date of acquisition of the shares by filing an election with the IRS generally no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

RSUs and Performance Awards

There generally are no immediate tax consequences of receiving an award of RSUs or a performance award. A participant who is granted RSUs or performance awards generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the time of settlement of the award upon vesting. If the participant is an employee, generally such ordinary income is subject to income tax withholding and certain employment tax withholdings. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Section 409A

Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Certain awards, depending in part on the specific terms and conditions of such awards, may be considered non-qualified deferred compensation subject to the requirements of Section 409A. For example, an award with a deferral feature granted under the 2026 Plan to a participant subject to U.S. income tax will be subject to the requirements of Section 409A. If an award is not exempt from Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award under the 2026 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and certain “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE 2026 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. JURISDICTION IN WHICH THE PARTICIPANT MAY RESIDE.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 with the SEC relating to the issuance of shares under the 2026 Plan with the SEC pursuant to the Securities Act of 1933, as amended, if the 2026 Plan is approved by our shareholders.

New Plan Benefits Table

Information regarding our recent practices with respect to equity awards under the Retention Plan are presented in the “Executive Compensation” and “Director Compensation” sections of this Proxy Statement.

Vote Required and Recommendation of the Board

Approval of this Proposal No. 4 requires that the number of “FOR” votes cast in favor of the action exceeds the number of “AGAINST” votes cast in opposition to the action. Abstentions and broker non-votes will not count as votes cast on the proposal and will therefore not affect the outcome of the vote.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4: THE EQUITY PLAN PROPOSAL

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PROPOSAL NO. 5

ADJOURNMENT PROPOSAL

We are asking shareholders to approve a proposal to permit us to adjourn or postpone the Annual Meeting for the purpose of soliciting additional proxies in the event that, at the Annual Meeting, there are insufficient votes to approve any of the proposals.

In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Annual Meeting, and any later adjournments, to another time and place. If our shareholders approve the Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to a later date and use the additional time to solicit additional proxies in favor of the other proposals, including the solicitation of proxies from holders of our common stock that have previously voted against any of the proposals. If the Adjournment Proposal is approved, we could adjourn the Annual Meeting without a vote on the proposals even if we had received proxies representing votes against such proposal such that it would not be approved by the vote required and seek to convince the holders of those shares to change their votes to votes in favor of such proposal. If you have previously submitted a proxy on any proposal and wish to revoke it upon adjournment or postponement of the Annual Meeting, you may do so.

The length of time the Annual Meeting is adjourned or postponed will depend on the circumstances and will be determined by the Company. If the Annual Meeting is adjourned for more than 60 days after the date fixed for the original meeting date, we will be required to provide our shareholders with formal notice of the adjourned meeting.

Our Board believes that if the number of shares of our common stock present or represented at the Annual Meeting is insufficient to approve any of the other proposals, it is in the best interests of our shareholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve these proposals.

Vote Required and Recommendation of the Board

Approval and adoption of this Proposal No. 5 requires that the number of “FOR” votes cast in favor of the action exceeds the number of “AGAINST” votes cast in opposition to the action. Abstentions will not count as votes cast on the proposal and will therefore not affect the outcome of the vote. Brokers have discretionary authority and may vote on the proposal without having instructions from the beneficial owners or persons entitled to vote thereon; therefore we do not expect there to be broker non-votes with respect to this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5: THE ADJOURNMENT PROPOSAL

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are our shareholders will be householding our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to American Battery Technology Company, 100 Washington Street, Suite 100, Reno, Nevada 89503, Attn: Secretary, by registered, certified or express mail. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

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SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

Any shareholder proposal that is intended to be included in the proxy statement for our 2027 Annual Meeting of Shareholders in accordance with Rule 14a-8(e)(2) under the Exchange Act must be received by us at our principal executive offices no later than May 28, 2027, which is 120 calendar days prior to the anniversary of this year’s proxy distribution date. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

In addition, our Bylaws contain advance notice provisions requiring a shareholder who wishes to present a proposal or nominate directors at our next Annual Meeting of Shareholders to comply with certain requirements, including providing timely written notice thereof in accordance with our Bylaws. To be timely for our 2027 Annual Meeting of Shareholders, any such proposal must be delivered to us at our principal executive offices not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting nor later than the close of business on the 90th day prior to the date that our proxy statement was released to our shareholders in connection with the previous year’s annual meeting of shareholders.

In addition to satisfying the foregoing requirements, in order to comply with the universal proxy rules, a shareholder who intends to solicit proxies in support of director nominees for election at the 2027 Annual Meeting of Shareholders, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 13, 2027, which is 60 days prior to the anniversary of the 2026 Annual Meeting date.

If our 2027 Annual Meeting of Shareholders is subsequently advanced or delayed by more than 30 calendar days from the anniversary of the 2026 Annual Meeting, we intend to notify shareholders of such change and the new dates and deadlines referred to above.

OTHER MATTERS

Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies will be voted in accordance with the judgment of the persons acting as proxies.

By Order of the Board of Directors,

/s/ Ryan Melsert
Name:	Ryan Melsert
Title:	Chief Executive Officer

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APPENDIX A

American Battery Technology Company
2026 Equity Incentive Plan

ADOPTED BY THE BOARD OF DIRECTORS: September 10, 2026
APPROVED BY THE STOCKHOLDERS: [•]

1. General.	1
2. Shares Subject to the Plan.	2
3. Eligibility and Limitations.	3
4. Options and Stock Appreciation Rights.	4
5. Awards Other Than Options and Stock Appreciation Rights.	8
6. Adjustments upon Changes in Common Stock; Other Corporate Events.	9
7. Administration.	11
8. Tax Withholding.	14
9. Miscellaneous.	15
10. Covenants of the Company.	18
11. Severability.	19
12. Termination of the Plan.	19
13. Definitions.	19

1. General.

(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under the Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under the Plan). All Awards granted under the Plan will be subject to the terms of the Plan.

(b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

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(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(d) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no shares of Common Stock may be issued under the Plan prior to the Effective Date.

2. Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 10,000,000 shares of Common Stock. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to 15% of the total number of shares of Common Stock outstanding on the last day of the preceding calendar year; provided, however that the Board may act prior to the effective date of any such annual increase to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 10,000,000 shares.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

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(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A, because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction), or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

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(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $500,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $750,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply beginning with the first Annual Period that commences following the Effective Date.

4. Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

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(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, or, in the case of a Nonstatutory Stock Option, transfers, other than for value, to Optionee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Optionee’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent (50%) of the voting interests, where any permitted transferee will remain subject to all the terms and conditions applicable to the Optionee prior to the transfer, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

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(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on, or conditions to, the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise approved by the Board, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, including but not limited to agreements of employment that predate the Plan, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise the Participant’s Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company, including but not limited to agreements of employment that predate the Plan; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 12 months following the date of such termination if such termination is due to the Participant’s death; or

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(iv) 12 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least one year following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the U.S. Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than one year following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from the Participant’s regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

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5. Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSUs. An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration. The Board shall determine the consideration, if any, payable by a Participant for Restricted Stock Awards and RSU Awards. Such consideration may include, but is not limited to, cash or check, bank draft or money order payable to the Company.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under the Participant’s Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (2) any portion of the Participant’s RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

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(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

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(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required by Section 409A of the Code.

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(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under the Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. Administration.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection 7(c) below.

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(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

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(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

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(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. Tax Withholding.

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate arrangements to satisfy the Tax-Related Items withholding obligations, if any, of the Company and/or an Affiliate that arise in connection with the grant, vesting, exercise or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any Tax-Related Items withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

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(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with the Participant’s own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the U.S. Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.

(d) Withholding Indemnification. The Company and/or its Affiliate may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in a Participant’s jurisdiction. In the event of over-withholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock) or, if not refunded, the Participant may seek a refund from the appropriate tax authorities. In the event of under-withholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its Affiliate. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. Further, if the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Participant will be deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items and the application of Section 2(c)(iii)(3) of the Plan.

9. Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

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(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will (unless otherwise required under Applicable Law) and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

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(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

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(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in the Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. The Plan and any controversy arising out of or relating to the Plan shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Nevada.

10. Covenants of the Company.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

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11. Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

12. Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

13. Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the New York Stock Exchange, NASDAQ Stock Market or the Financial Industry Regulatory Authority).

(d) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(e) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including by electronic means, to a Participant along with the Grant Notice.

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(f) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Cause” has the meaning ascribed to such term in any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Affiliates (an “Individual Agreement”) and, in the absence of such Individual Agreement or otherwise provided in an Award Agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary; (ii) any unlawful or criminal activity of a serious nature; (iii) gross negligence, willful misconduct, insubordination, or any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; (iv) any material breach by a Participant of any employment, service, confidentiality, non-disclosure, non-compete, non-solicitation, or assignment of inventions agreement entered into with the Company or any Subsidiary; or (v) before a Change in Control, such other events as will be determined by the Board. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s chief executive officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

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(i) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of the Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an Individual Agreement shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an Individual Agreement, the foregoing definition shall apply.

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(j) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(l) “Common Stock” means the Common Stock of the Company, par value $0.001.

(m) “Company” means American Battery Technology Company, a Nevada corporation, and any successor thereto.

(n) “Compensation Committee” means the Compensation Committee of the Board.

(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under the Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or the Company’s chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulations Section 1.409A-1(h) (without regard to any alternative definition thereunder).

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(q) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of the Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an Individual Agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an Individual Agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, unless otherwise provided in an Award Agreement, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code as determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u) “Effective Date” means November 1, 2026, or such later date as the Plan is approved by the Company’s stockholders.

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(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period.

(w) “Entity” means a corporation, partnership, limited liability company or other entity.

(x) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(y) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(z) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on the NASDAQ, NYSE, American, or any other established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

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(aa) “Governmental Body” means any: (i) nation, state, commonwealth, canton, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the New York Stock Exchange, the NASDAQ Stock Market and the Financial Industry Regulatory Authority).

(bb) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(cc) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(dd) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ee) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(ff) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(gg) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

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(hh) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ii) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(jj) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(kk) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).

(ll) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(mm) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(nn) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(oo) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

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(pp) “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the U.S. Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(qq) “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

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(rr) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ss) “Plan” means this American Battery Technology Company 2026 Equity Incentive Plan, as amended from time to time.

(tt) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(uu) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(vv) “Prior Plan” means the American Battery Metals Corporation Employee Retention Plan.

(ww) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.

(xx) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(yy) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(zz) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; and (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.

(aaa) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

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(bbb) “RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ddd) “Rule 405” means Rule 405 promulgated under the Securities Act.

(eee) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(fff) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and U.S. Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(ggg) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(hhh) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(iii) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(jjj) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(kkk) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(lll) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant.

(mmm) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(nnn) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

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Standard Stock Option Package

American Battery Technology Company
Stock Option Grant Notice
(2026 Equity Incentive Plan)

American Battery Technology Company (the “Company”), pursuant to its 2026 Equity Incentive Plan (the “Plan”), has granted to you (“Optionholder”) an option to purchase the number of shares of the Common Stock set forth below (the “Option”). Your Option is subject to all of the terms and conditions as set forth herein and in the Plan, the Stock Option Agreement (the “Agreement”) and the Notice of Exercise (the “Exercise Notice”), all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Stock Option Agreement shall have the meanings set forth in the Plan or the Stock Option Agreement, as applicable.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares of Common Stock Subject to Option:
Exercise Price (Per Share):
Expiration Date:

Type of Grant:	[Incentive Stock Option] OR [Nonstatutory Stock Option]

Exercise and Vesting Schedule:	Subject to the Optionholder’s Continuous Service through each applicable vesting date, the Option will vest as follows: [Insert vesting schedule]

Optionholder Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

●	The Option is governed by this Stock Option Grant Notice (the “Grant Notice”), and the provisions of the Plan, the Agreement and the Exercise Notice, all of which are made a part of this document. Unless otherwise provided in the Plan or the Agreement, this Grant Notice, the Agreement and the Exercise Notice (together, the “Option Award Documents”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

●	If the Option is designated an Incentive Stock Option, it (plus other outstanding Incentive Stock Options granted to you) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

●	You consent to receive the Option Award Documents, the Plan, the Prospectus and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

●	You have read and are familiar with the provisions of the Plan, the Option Award Documents and the Prospectus. In the event of any conflict between the provisions in the Option Award Documents or the Prospectus and the terms of the Plan, the terms of the Plan shall control.

●	The Option Award Documents set forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to you and any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company or an Affiliate, as applicable, and you in each case that specifies the terms that should govern this Option.

●	Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

American Battery Technology Co.:		Optionholder:

By:		By:
	Signature		Signature
Title:		Date:
Date:

Attachments: Stock Option Agreement, 2026 Equity Incentive Plan, Notice of Exercise

Standard Stock Option Package

Attachment I

Stock Option Agreement

American Battery Technology Company

2026 Equity Incentive Plan

Stock Option Agreement

As reflected by your Stock Option Grant Notice (“Grant Notice”), American Battery Technology Company (the “Company”) has granted you an option under its 2026 Equity Incentive Plan (the “Plan”) to purchase a number of shares of Common Stock at the exercise price indicated in your Grant Notice (the “Option”). Capitalized terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the meanings set forth in the Grant Notice or Plan, as applicable. The terms of your Option as specified in the Grant Notice and this Stock Option Agreement constitute your Option Agreement.

The general terms and conditions applicable to your Option are as follows:

1. GOVERNING PLAN DOCUMENT. Your Option is subject to all the provisions of the Plan, including but not limited to the provisions in:

(a) Section 6 regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your Option;

(b) Section 9(e) regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the Option; and

(c) Section 8(c) regarding the tax consequences of your Option.

Your Option is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Option Agreement and the provisions of the Plan, the provisions of the Plan shall control.

2. EXERCISE.

(a) You may generally exercise the vested portion of your Option for whole shares of Common Stock at any time during its term by delivery of payment of the exercise price and applicable withholding taxes and other required documentation to the Plan Administrator in accordance with the exercise procedures established by the Plan Administrator, which may include an electronic submission. Please review Sections 4(i), 4(j) and 7(b)(v) of the Plan, which may restrict or prohibit your ability to exercise your Option during certain periods.

(b) To the extent permitted by Applicable Law, you may pay your Option exercise price as follows:

(i) cash, check, bank draft or money order;

(ii) subject to Company and/or Committee consent at the time of exercise, pursuant to a “cashless exercise” program as further described in Section 4(c)(ii) of the Plan and Section 2(d) of the Option Agreement if at the time of exercise the Common Stock is publicly traded;

(iii) subject to Company and/or Committee consent at the time of exercise, by delivery of previously owned shares of Common Stock as further described in Section 4(c)(iii) of the Plan; or

(iv) subject to Company and/or Committee consent at the time of exercise, if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement as further described in Section 4(c)(iv) of the Plan.

(c) By accepting your Option, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 2(c). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 2(c) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

(d) To the extent the Plan’s third party service provider does not impose conflicting or different procedures, a “cashless exercise” program will permit you to exercise all or part of your Option by delivering to the Company the Notice of Exercise, pursuant to which you will surrender the right to receive upon exercise of the Option the number of shares of Common Stock having a value (determined as follows) equal to the aggregate exercise price in which case, the Company will issue to you the number of shares of Common Stock calculated using the following formula:

X	=	Y * (A – B)
A

with	X =	the number of Option shares to be issued to the Optionee
	Y =	the number of Option shares with respect to which the Option is being exercised
	A =	the highest closing price of the prior three (3) Trading Days* immediately preceding the date of the applicable Notice of Exercise
	B =	the Exercise Price of the Option

Upon exercise of this Option in compliance with the applicable provisions, the Company shall promptly issue and cause to be delivered to you a certificate for the shares of Common Stock you purchased. Each exercise of this Option shall be effective immediately prior to the close of business on the date (the “Date of Exercise”) that the conditions set forth above have been satisfied, as the case may be.

3. TERM. You may not exercise your Option before the commencement of its term or after its term expires. Unless otherwise set forth in your Individual Agreement, the term of your Option commences on the Date of Grant and expires upon the earliest of the following:

(a) immediately upon the termination of Continuous Service for Cause;

(b) three months after the termination of your Continuous Service for any reason, other than Cause, Disability or death;

(c) 12 months after the termination of your Continuous Service due to your Disability or death;

(d) immediately upon a Corporate Transaction if the Board has determined that the Option will terminate in connection with a Corporate Transaction;

(e) the Expiration Date indicated in your Grant Notice; or

(f) the day before the 10th anniversary of the Date of Grant.

Notwithstanding the foregoing, and unless modified by the terms set forth in your Individual Agreement, if you die during the period provided in Section (b) or (d) above, the term of your Option shall not expire until the earlier of (i) 12 months after your death, (ii) upon any termination of the Option in connection with a Corporate Transaction, (iii) the Expiration Date indicated in your Grant Notice, or (iv) the day before the tenth anniversary of the Date of Grant. Additionally, the Post-Termination Exercise Period of your Option may be extended as provided in Section 4(c)(i) of the Plan.

Notwithstanding anything herein to the contrary, upon the occurrence of a Change of Control or Corporate Transaction, all of Optionee’s unvested Option, shall vest immediately and be fully exercisable.

To obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your Option and ending on the day three months before the date of your Option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. If the Company provides for the extended exercisability of your Option under certain circumstances for your benefit, your Option will not necessarily be treated as an Incentive Stock Option if you exercise your Option more than three months after the date your employment terminates.

4. WITHHOLDING OBLIGATIONS. As further provided in Section 8 of the Plan: (a) you may not exercise your Option unless the applicable tax withholding obligations are satisfied, and (b) at the time you exercise your Option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, which arise in connection with the exercise of your Option in accordance with the withholding procedures established by the Company. Accordingly, you may not be able to exercise your Option even though the Option is vested, and the Company shall have no obligation to issue shares of Common Stock subject to your Option, unless and until such obligations are satisfied. In the event that the amount of the Company’s withholding obligation in connection with your Option was greater than the amount actually withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

5. INCENTIVE STOCK OPTION DISPOSITION REQUIREMENT. If your Option is an Incentive Stock Option, you must notify the Company in writing within 15 days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your Option that occurs within two years after the date of your Option grant or within one year after such shares of Common Stock are transferred upon exercise of your Option.

6. TRANSFERABILITY. Except as otherwise provided in Section 4(e) of the Plan, your Option is not transferable, except by will or by the applicable laws of descent and distribution, and is exercisable during your life only by you.

7. CORPORATE TRANSACTION. Your Option is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.

8. NO LIABILITY FOR TAXES. As a condition to accepting the Option, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the Option or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the Option and have either done so or knowingly and voluntarily declined to do so. Additionally, you acknowledge that the Option is exempt from Section 409A only if the exercise price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Option. Additionally, as a condition to accepting the Option, you agree not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

9. SEVERABILITY. If any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.

11. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your Option, including a summary of the applicable federal income tax consequences please see the Prospectus.

* * * *

Standard Stock Option Package

Attachment II

2026 Equity Incentive Plan

Standard Stock Option Package

Attachment III

Notice of Exercise

American Battery Technology Company

(2026 Equity Incentive Plan)

Notice of Exercise

American Battery Technology Company

[Address]

Date of Exercise:

This constitutes notice to American Battery Technology Company (the “Company”) that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) by exercising my Option for the price set forth below. Capitalized terms not explicitly defined in this Notice of Exercise but defined in the Grant Notice, Option Agreement or 2026 Equity Incentive Plan (the “Plan”) shall have the meanings set forth in the Grant Notice, Option Agreement or Plan, as applicable. Use of certain payment methods is subject to Company and/or Committee consent and certain additional requirements set forth in the Option Agreement and the Plan.

Type of option (check one):	Incentive	Nonstatutory

Date of Grant:	__________

Number of Shares as to which Option is exercised:	__________

Certificates to be issued in name of:	__________

Total exercise price:	$_________

Cash, check, bank draft or money order delivered herewith:	$_________

Regulation T Program (cashless exercise)	$_________

By this exercise, I agree (i) to provide such additional documents as the Company may require pursuant to the terms of the Plan, (ii) to satisfy the tax withholding obligations, if any, relating to the exercise of this Option as set forth in the Option Agreement, and (iii) if this exercise relates to an incentive stock option, to notify the Company in writing within 15 days after the date of any disposition of any of the Shares issued upon exercise of this Option that occurs within two years after the Date of Grant or within one year after such Shares are issued upon exercise of this Option.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act (or such other period as the underwriters or the Company shall request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

Standard RSU Package

American Battery Technology Company
RSU AWARD GRANT NOTICE
(2026 EQUITY INCENTIVE PLAN)

American Battery Technology Company (the “Company”), pursuant to its 2026 Equity Incentive Plan (the “Plan”) has awarded to you (the “Participant”) the number of restricted stock units specified and on the terms set forth below (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Award Agreement (the “Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement, as applicable.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units:	__________________________

Vesting Schedule:	[INSERT VESTING SCHEDULE]. Notwithstanding the foregoing, vesting shall terminate upon Participant’s termination of Continuous Service.

Issuance Schedule:	One share of Common Stock will be issued for each restricted stock unit which vests at the time set forth in Section 5 of the Agreement.

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

●	The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan or the Agreement, this Grant Notice and the Agreement (together, the “RSU Award Documents”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

●	You have read and are familiar with the provisions of the Plan, the RSU Award Documents and the Prospectus. In the event of any conflict between the provisions in the RSU Award Documents, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.

●	The RSU Award Documents sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company or an Affiliate, as applicable, and you in each case that specifies the terms that should govern this RSU Award.

●	You consent to receive the RSU Award Documents, the Prospectus and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

●	Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

American Battery Technology Co.:		Participant:

By:		By:
	Signature		Signature
Title:		Date:
Date:

Attachments: RSU Award Agreement, 2026 Equity Incentive Plan

Standard RSU Package

Attachment I

Award Agreement

American Battery Technology Company
2026 Equity Incentive Plan

RSU Award Agreement

As reflected by your Restricted Stock Unit Grant Notice (“Grant Notice”), American Battery Technology Company (the “Company”) has granted you a RSU Award under its 2026 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Award Agreement for your RSU Award (the “Agreement”) and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your RSU Award are as follows:

1. GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:

(a) Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;

(b) Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and

(c) Section 8 of the Plan regarding the tax consequences of your RSU Award.

Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.

2. GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.

3. DIVIDENDS. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment as provided in the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.

4. WITHHOLDING OBLIGATIONS. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, which arise in connection with your RSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Unless the Withholding Obligation is satisfied, the Company shall have no obligation to deliver to you any Common Stock in respect of the RSU Award. In the event the Withholding Obligation of the Company arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. The manner in which the Withholding Obligation is satisfied shall be determined by the Company in its sole and absolute discretion.

5. DATE OF ISSUANCE.

(a) The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 above, and subject to any different provisions in the Grant Notice). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”

(b) If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day.

In addition, if:

(i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”)), and

(ii) either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash,

(iii) then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c) In addition and notwithstanding the foregoing, no shares of Common Stock issuable to you under this Section 5 as a result of the vesting of one or more Restricted Stock Units will be delivered to you until any filings that may be required pursuant to the Hart-Scott-Rodino (“HSR”) Act in connection with the issuance of such shares have been filed and any required waiting period under the HSR Act has expired or been terminated (any such filings and/or waiting period required pursuant to HSR, the “HSR Requirements”). If the HSR Requirements apply to the issuance of any shares of Common Stock issuable to you under this Section 5 upon vesting of one or more Restricted Stock Units, such shares of Common Stock will not be issued on the Original Issuance Date and will instead be issued on the first business day on or following the date when all such HSR Requirements are satisfied and when you are permitted to sell shares of Common Stock on an established stock exchange or stock market, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities. Notwithstanding the foregoing, the issuance date for any shares of Common Stock delayed under this Section 5(c) shall in no event be later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), unless a later issuance date is permitted without incurring adverse tax consequences under Section 409A of the Code or other Applicable Law.

6. TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.

7. CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.

8. NO LIABILITY FOR TAXES. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.

9. SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.

11. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

Attachment II

2026 Equity Incentive Plan

AMERICAN BATTERY TECHNOLOGY COMPANY
100 WASHINGTON STREET, #100
RENO, NV 89503

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 11, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ABTC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 11, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04081-P56452 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN BATTERY TECHNOLOGY COMPANY

The Board of Directors recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. Election of five directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ryan Melsert
02) Elizabeth Lowery
03) Susan Yun Lee
04) D. Richard (Rick) Fezell
05) Lavanya Balakrishnan

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T04082-P56452

American Battery Technology Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS
November 12, 2026

The shareholder(s) hereby appoint(s) Ryan Melsert and Steven Wu, or either of them as proxies with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of American Battery Technology Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/ABTC2026 on Thursday, November 12, 2026, starting at 12:00 p.m., Pacific Standard Time and any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE MADE, THE SHARES WILL BE VOTED FOR EACH OF THE DIRECTORS NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 and 5 ON THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS ON ANY MATTER NOT OTHERWISE COVERED HEREBY, INCLUDING SUBSTITUTION OF DIRECTOR NOMINEES, WHICH MAY COME BEFORE THE MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE